                                                                    EXHIBIT 10.6


                            BASIC LEASE INFORMATION
                            -----------------------
                            (Office Lease Agreement)

     LANDLORD: 14850 QUORUM ASSOCIATES, LTD.

     A.  BUILDING: 14850 QUORUM DRIVE, DALLAS, TEXAS 75240

     B.  ADDRESS (for notices):  C/O LEHMAN BROTHERS, INC.
                                 3 WORLD FINANCIAL CENTER, 29TH FLOOR
                                 NEW YORK, NY 10285

                                 Attn: Lawrence M. Ostow

     C.  TELEPHONE:              212-526-3213

     TENANT:  ObjectSpace, Inc., a Texas Corporation

     A. PREMISES: The spaces known as Suite Nos. 400 AND 500 as identified on Exhibit "B" hereto located on floor(s) 4 AND 5 of the Building as described in the Lease.

     B.   ADDRESS (for notices):

     Prior to occupancy:                          During occupancy:
     ObjectSpace, Inc.                            ObjectSpace, Inc.
     14881 Quorum Drive, Suite 400                14850 Quorum Drive, Suite 500
     Dallas, Texas 75240                          Dallas, Texas 75240
     Attn: _______________________                Attn: _______________________
     Telephone: __________________                Telephone: __________________

     BASE RENTAL:
          Commencement Date - April 30, 1998      $ 35,012.40 per month
               May 1, 1998 - April 30, 1999       $ 35,772.86 per month
               May 1, 1999 - April 30, 2000       $ 36,825.36 per month
               May 1, 2000 - April 30, 2001       $ 37,585.82 per month
               May 1, 2001 - April 30, 2002       $ 38,638.32 per month
               May 1, 2002 - March 31, 2003       $ 39,398.77 per month

     SECURITY DEPOSIT:

     A. Within five (5) days after execution of the Lease by both Landlord and Tenant or on the date Tenant first occupies the Premises, whichever is earlier, the Security Letter of Credit in the amount of $342,258.31 to be held by Landlord as security for Tenant complying with the terms of the Lease, as set forth in Section 1(d)(1) of the Lease; and

     B. Prior to the Commencement of the construction of the Tenant Improvements, the Improvement Letter of Credit in the amount of $381,414.62, to be held by Landlord as security for the amortization of the cost of the Tenant Improvements and Commissions, as set forth in Section 1(d)(2), Exhibit "D" of the Lease.


                                   -Page 1-

                                                                    EXHIBIT 10.6


     PREPAID RENTAL:  $35,012.40 due and payable upon execution of the Lease.

     EXPENSE BASE:  1997 base year.

     RENTABLE AREA IN THE PREMISES:  25,260 square feet of Rentable Area.

     RENTABLE AREA IN THE BUILDING:  84,094 square feet of Rentable Area.

     TENANT'S PRO RATA SHARE:  Thirty percent (30%).

     COMMENCEMENT DATE: The earlier of July 1, 1997, or the date Tenant occupies the Premises, subject to modification pursuant to Paragraph 3(a) of the Lease.

     LEASE TERM: A period of sixty-nine (69) months from the Commencement Date; provided that if the Commencement Date is a date other than the first day of a calendar month the Lease Term shall consist of sixty-nine (69) calendar months in addition to the remainder of the calendar month in which the Commencement Date occurs.

     LANDLORD'S AGENT(S):  Transwestern Property Company

     SPACE PLAN APPROVAL DATE:

     PERMITTED USE:  General office.

     The foregoing Basic Lease Information shall be construed in conjunction with the references thereto contained in other provisions of the Lease and shall be limited by such other provisions. Each reference in the Lease to any of the foregoing Basic Lease Information shall be construed to incorporate each term set forth hereinabove as so limited. In the event of any conflict between any Basic Lease Information and the Lease, the terms of the Lease shall control.


                                   -Page 2-

                                                                    EXHIBIT 10.6


                               TABLE OF CONTENTS


                                                                                 Page
                                                                                 ----
1.   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
2.   Lease Grant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
3.   Lease Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
4.   Use . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
5.   Base Rental . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
6.   Security Deposit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
7    Services to be Furnished by Landlord. . . . . . . . . . . . . . . . . . . . . .7
8.   Improvements to be Made by Landlord . . . . . . . . . . . . . . . . . . . . . .8
9.   Graphics. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
10.  Repairs and Alterations by Tenant . . . . . . . . . . . . . . . . . . . . . . .8
11.  Use of Electrical Services by Tenant. . . . . . . . . . . . . . . . . . . . . .9
12.  Entry by Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
13.  Assignment and Subletting . . . . . . . . . . . . . . . . . . . . . . . . . . 10
14.  Mechanic's Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
15.  Property Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
16.  Liability and Worker's Compensation Insurance . . . . . . . . . . . . . . . . 13
17.  Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
18.  Evidence of Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
19.  Casualty Damage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
20.  Damages from Certain Causes . . . . . . . . . . . . . . . . . . . . . . . . . 15
21.  Condemnation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
22.  Events of Default/Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . 15
23.  Tenant Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
24.  No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
25.  Event of Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
26.  Peaceful Enjoyment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
27.  Substitution. [Intentionally Omitted] . . . . . . . . . . . . . . . . . . . . 21
28.  Holding Over. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
29.  Subordination to Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . 22
30.  Attorney's Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
31.  Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
32.  Severabilily. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
33.  Recordation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
34.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
35.  Force Majeure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
36.  Time of Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
37.  Transfers by Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
38.  Commissions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
39.  Joint and Several Liability . . . . . . . . . . . . . . . . . . . . . . . . . 23
40.  Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
41.  Financial Condition of Tenant . . . . . . . . . . . . . . . . . . . . . . . . 23
42.  Effect of Delivery of This Lease. . . . . . . . . . . . . . . . . . . . . . . 23
43.  Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
44.  Landlord's Lien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24



                                   -Page 3-

                                                                    EXHIBIT 10.6


                                OFFICE LEASE AGREEMENT

     This Office Lease Agreement (the "Lease"), made and entered into on this the 5th day of May, 1997, between 14850 QUORUM ASSOCIATES, LTD., a Texas limited partnership ("LANDLORD") and OBJECTSPACE, INC., a Texas corporation ("TENANT").

                                W I T N E S S E T H:

     1. DEFINITIONS: The following are definitions of some of the defined terms used in this Lease. The definition of other defined terms are found throughout this Lease.

          (a) "BUILDING" shall mean the office building located upon the real property (the "Property") described in EXHIBIT "A" attached hereto and incorporated herein together with all appurtenances thereto.

          (b) "BASE RENTAL" shall mean the following sums per month for each of the stated years of the Lease Term for a total of $2,569,378.79 during the Lease Term, all as adjusted pursuant to EXHIBIT "C" hereto:


          Commencement Date - April 30, 1998      $ 35,012.40 per month
               May 1, 1998 - April 30, 1999       $ 35,772.86 per month
               May 1, 1999 - April 30, 2000       $ 36,825.36 per month
               May 1, 2000 - April 30, 2001       $ 37,585.82 per month
               May 1, 2001 - April 30, 2002       $ 38,638.32 per month
               May 1, 2002 - March 31, 2003       $ 39,398.77 per month


     The Base Rental due for the first month during the "LEASE TERM" (hereinafter defined) has been deposited with Landlord by Tenant contemporaneously with the execution hereof.

          (c) "BASIC COSTS" shall mean all direct and indirect costs and expenses incurred in connection with the Building as more fully defined in EXHIBIT "C" attached hereto.

          (d)  "SECURITY DEPOSIT" shall mean:

               (1) An irrevocable, annually renewable letter of credit (the "SECURITY LETTER OF CREDIT") to the Landlord's benefit, on terms acceptable to Landlord, in the amount of $342,258.31, shall be delivered by Tenant to Landlord within five (5) days after execution of this Lease by both Landlord and Tenant or on the date Tenant first occupies the Premises, whichever is earlier. The Security Letter of Credit shall be held by Landlord as security for Tenant's obligations under this Lease. If Tenant does not renew the Security Letter of Credit and deliver to Landlord the original, renewed letter of credit (thereafter defined as the "SECURITY LETTER OF CREDIT") at least thirty (30) days before the end of the annual term of each annual Security Letter of Credit, on that date which is twenty-nine (29) days before the end of that year's Security Letter of Credit, Landlord may cash in that Security Letter of Credit and thereafter hold the cash as a deposit in lieu of the Security Letter of Credit. Such sum shall be held by Landlord, who shall have no obligation to account to Tenant for any interest thereon. In the last ten months of the Lease Term, Tenant may, at its option, redeem from Landlord the Security Letter of Credit by substituting for the Security Letter of Credit a sum of cash equal to the Base


                                   -Page 1-

                                                                    EXHIBIT 10.6


          Rental due during the last twelve months of the Lease Term. If the Tenant chooses this option, the stated sum of cash shall be deemed to be the "SECURITY DEPOSIT". Each month thereafter, a portion of the Security Deposit shall be applied to the Base Rental due in each consecutive month. It is the parties' intention that at the end of the Lease Term the Security Deposit shall equal the Base Rental due for the last two months of the Lease Term. Landlord shall have no obligation to account to Tenant for interest on the Security Deposit; and

               (2) An additional, irrevocable, annual renewable Letter of Credit (the "IMPROVEMENT LETTER OF CREDIT") to Landlord's benefit, on terms acceptable to Landlord, in the amount of $381,414.62, shall be delivered by Tenant to Landlord on execution of this Lease. If Tenant does not renew the Improvement Letter of Credit and deliver to Landlord the original, renewed letter of credit (thereafter defined as the "IMPROVEMENT LETTER OF CREDIT") at least thirty (30) days before the end of the annual term of each annual Improvement Letter of Credit, on that date which is twenty-nine (29) days before the end of that year's Improvement Letter of Credit, Landlord may cash in that Improvement Letter of Credit and thereafter hold the cash as a deposit in lieu of the Improvement Letter of Credit. Such sum shall be held by Landlord, who shall have no obligation to account to Tenant for any interest thereon. The Improvement Letter of Credit shall expire on the date on which Tenant's accumulated payments of Basic Rental since the Commencement Date equal the total sum secured by the Improvement Letter of Credit.

          (e) "COMMENCEMENT DATE" shall mean the earlier of the date that Tenant actually occupies the Premises or July 1, 1997 (except as the same may be delayed pursuant to the provisions of Paragraph 3(a) hereof). (See Addendum, Section 4).

          (f) "LEASE TERM" shall mean a term commencing on the Commencement Date and continuing for sixty-nine (69) full calendar months (plus any partial calendar month in which the Commencement Date occurs).

          (g) "PREMISES" shall mean the suite of offices located within the Building and outlined on EXHIBIT "B" to this Lease. The Premises are stipulated for all purposes to contain 25,260 square feet of "Rentable Area" (as defined below).

          (h) "RENTABLE AREA" shall mean the area contained within the demising walls of the Premises and any other area designated for the exclusive use of Tenant plus an allocation of the Tenant's pro rata share of the square footage of the "Common Areas" and the "Service Areas" (as defined below). The Rentable Area in the Building shall be deemed to be 84,094 square feet. The estimates of Rentable Area within the Premises and within the Building as set forth herein may be revised at Landlord's election if Landlord's architect determines such estimate to be inaccurate in any material degree after examination of the final drawings of the Premises and the Building. (See Addendum, Section 1).

          (i) "COMMON AREAS" shall mean those areas devoted to corridors, elevator foyers, mail rooms, restrooms, mechanical rooms, elevator mechanical rooms, janitorial closets, electrical and telephone closets, vending areas, and lobby areas (whether at ground level or otherwise), and other similar facilities provided for the common use or benefit of tenants generally and/or the public.


                                   -Page 2-

                                                                    EXHIBIT 10.6


          (j) "SERVICE AREAS" shall mean those areas within the outside walls of the Building used for stairs, elevator shafts, flues, vents, stacks, pipe shafts and other vertical penetrations (but shall not include any such areas for the exclusive use of a particular tenant).

          (k) "BUILDING STANDARD", when used herein, shall mean the type, brand, quality and/or quantity of materials Landlord designates from time to time to be the minimum quality and/or quantity to be used in the Building or the exclusive type, grade, quality and/or quantity of material to be used in the Building and shall include, but not be limited to, the Building Standard Materials defined in the Work Letter Agreement attached hereto as EXHIBIT "D".

          (l) "MAXIMUM RATE", when used herein, shall mean the greatest of the rates of interest from time to time permitted under applicable federal and state law. To the extent of the applicability of Article 5069-1.04, as amended, Texas Revised Civil Statutes, the Maximum Rate shall be the highest permitted rate based upon the "indicated rate ceiling", but to the extent now or hereafter permitted by Texas law, Landlord may from time to time implement, withdraw and reinstate any ceiling as an alternative to the indicated rate ceiling, including the right to reinstate the indicated rate ceiling.

          (m) "PRIME RATE" shall mean the per annum interest rate announced by Texas Commerce Bank from time to time (whether or not charged in each instance) as its prime or base rate.

          (n) "NORMAL BUSINESS HOURS" for the Building shall mean 7:00 a.m. to 6:00 p.m. Mondays through Fridays, and 8:00 a.m. to 1:00 p.m. on Saturdays, exclusive of the normal business holidays of New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          (o) "PREPAID RENTAL" shall mean the sum of $35,012.00 which shall be paid by Tenant to Landlord on execution of this Lease. The Prepaid Rental shall be applied to the first full month's Base Rental due under this Lease.

          (p) "BUSINESS DAY(S)" shall mean Mondays through Fridays exclusive of the normal business holidays of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     2. LEASE GRANT. Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises.

     3.   LEASE TERM.

          (a) Subject to and upon the terms and conditions set forth in this Lease, this Lease shall continue in force for the Lease Term. Notwithstanding the Commencement Date provided in Paragraph l(e) of this Lease, Tenant's obligation for the payment of rent and the Lease Term shall not commence until Landlord has substantially completed all work to be performed by Landlord as set forth in the Work Letter Agreement attached hereto as EXHIBIT "D"; provided, however, that if Landlord shall be delayed in substantially completing said work as a result of any of the following (a "DELAY"):


                                   -Page 3-

                                                                    EXHIBIT 10.6


               (i) Tenant's failure to furnish information in accordance herewith or to respond to any request by Landlord for any approval or information within any time period prescribed, or if no time period is prescribed, then within three Business Days of such request; or

               (ii) Tenant's insistence on materials, finishes or installations other than Landlord's Building Standard after having first been informed by Landlord in writing at or before the time of delivery to Tenant of final construction pricing for Tenant's approval that such materials, finishes or installations will cause a Delay; or

               (iii)  Tenant's changes in any plans and specifications; or

               (iv) The performance by a person, firm or corporation employed by Tenant in the completion of any work by said person, firm or corporation (all such work and such persons, firms or corporations being subject to the approval of Landlord); or

               (v) Any request by Tenant that Landlord delay the completion of any of Landlord's work; or

               (vi) Any breach or default by Tenant in the performance of Tenant's obligations under this Lease; or

               (vii) Any delay resulting from Tenant's having taken possession of the Premises prior to its being substantially completed, as defined below; or

               (viii) Any reasonably necessary displacement of any of Landlord's work from its place in Landlord's construction schedule resulting from any of the causes for Delay; or

               (ix) Any other delay chargeable to Tenant, its agents, employees or independent contractors;

     then the commencement of the Lease Term and the payment of rent shall be accelerated by the number of days of such Delay but in no event shall such commencement be prior to the Commencement Date stipulated in Paragraph 1(e) hereof. The Premises shall be deemed to be substantially completed on the date that Landlord's architect reasonably determines that all work to be performed by Landlord pursuant to this Lease has been performed other than punchlist items. The term "punchlist items" as used herein shall mean any details of construction, mechanical adjustment or other matter, the noncompletion of which does not materially interfere with Tenant's use of the Premises. The abatement of rent shall be Tenant's sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Premises not being ready for occupancy by Tenant on the Commencement Date. If for any reason Tenant takes possession of the Premises prior to substantial completion, except as set forth in the next sentence, Tenant's obligation to pay rent shall commence upon the date Tenant takes possession of the Premises and Tenant shall indemnify and hold Landlord harmless from any liability as a result of Tenant's early occupancy of the Premises. Tenant shall have access to the Premises five
     (5) days before the Commencement Date to move in furniture and prepare for opening Tenant's business; provided (i) that Tenant shall not conduct business from the Premises until the Commencement Date and (ii) that Landlord and Tenant prepare a final

                                   -Page 4-

                                                                    EXHIBIT 10.6


     punchlist before Tenant shall have such access. Landlord's determination of the Commencement Date shall be final and binding on all parties for all purposes hereof, including, without limitation, determination of the date of commencement of the Lease Term and of Tenant's obligation to pay rent hereunder. (See Addendum, Sections 2 and 3).

          (b) The taking of possession of the Premises by Tenant shall be conclusive evidence against Tenant that, except for the completion of any items which Landlord stipulates in writing are remaining to be done or corrected by Landlord, (i) Tenant warrants and represents to Landlord that it has conducted its own independent investigation of the Premises and that the Premises are suitable for the purpose for which the same are leased,
     (ii) the Property and the Building and each and every part and appurtenance thereof are in good and satisfactory condition, except for any defect which is not discoverable upon a reasonable inspection, and (iii) Tenant waives any defects in the Premises and its appurtenances and in all other parts of the Building and the appurtenances thereto, except for any defect which is not discoverable upon a reasonable inspection.

     If Tenant intends to vacate the Premises at the end of the Lease Term, Tenant will give Landlord ninety (90) days prior written notice of such intent to vacate the Premises.

     4. USE. The Premises shall be used for office purposes (the "PERMITTED USE") and for no other purpose. Neither Landlord nor its agents or employees have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's reasonable opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. In the event there shall be any increase in the cost of insurance coverage with respect to the Building which results from Tenant's acts or conduct of business, then Tenant hereby agrees to pay the amount of such increase on demand. Tenant will conduct its business and control its agents, servants, employees, customers, licensees, and invitees in such a manner as not to unreasonably interfere with, annoy or disturb other tenants or Landlord in the management of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity with reference to the use, condition or occupancy of the Premises. Tenant covenants not to introduce any toxic material into or near Building. Without limiting the generality of the foregoing, Tenant shall not store, use or dispose of any toxic material in or near the Building. Tenant shall comply with all applicable federal, state, and local laws or ordinances pertaining to the storage, use or disposal of any toxic material. Tenant will comply with the rules and regulations of the Building adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so. All changes to such rules and regulations will be sent by Landlord to Tenant in writing. A copy of the existing rules and regulations is attached hereto as Exhibit "H" and made a part hereof. Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in as good condition as at the Commencement Date, ordinary wear and tear excepted. Tenant will not conduct or permit to be conducted any sale by auction on the Premises. (See Addendum, Section 5).

     5.   BASE RENTAL.

          (a) Tenant covenants and agrees to pay during the Lease Term, to Landlord, without any setoff or deduction whatsoever, the Base Rental, and all such other sums of money as shall become due hereunder as additional rent, all of which are sometimes herein collectively called

                                   -Page 5-

                                                                    EXHIBIT 10.6


     "rent." In the event of nonpayment of any such rent, Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rental. Except as otherwise provided herein, the annual Base Rental for each calendar year or portion thereof during the Lease Term, together with any estimated adjustment thereto pursuant to EXHIBIT "C" hereof then in effect, shall be due and payable in advance in twelve (12) equal installments on the first day of each calendar month during the initial term of this Lease and any extensions or renewals hereof, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the term of this Lease commences on a day other than the first day of a month or terminates on a day other than. the last day of a month, then the installments of Base Rental and any adjustment thereto for such month or months shall be prorated, based on the number of days in such month. The Base Rental for the first partial month, if any, shall be payable at the beginning of said period. All such payments shall be by a good and sufficient check (subject to collection) drawn on a bank acceptable to Landlord. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct installment of rent due under this Lease shall be deemed to be other than a payment on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy provided by this Lease or applicable law. The acceptance by Landlord of an installment of rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. If Tenant fails to timely pay any two (2) installments of rent, Landlord may require Tenant to pay rent (as estimated by Landlord, if necessary) quarterly in advance, and, in such event, all future payments shall be made on or before the due date in cash or by cashier's check or money order, and the delivery of Tenant's collectible personal or corporate check shall no longer constitute payment thereof. Any acceptance of Tenant's collectible personal or corporate check thereafter by Landlord shall not be construed as a waiver of the requirement that such payments be made in cash or by cashier's check or money order. All amounts received by Landlord from Tenant hereunder shall be applied first to the earliest accrued and unpaid rent then outstanding.

          (b) All installments of rent not paid when due and payable shall bear interest until paid at a per annum rate equal to the lesser of (i) the Prime Rate plus five percent (5%) or (ii) the Maximum Rate.

          (c) The Base Rental payable hereunder shall be adjusted upward from time to time in accordance with the provisions of EXHIBIT "C" attached hereto and incorporated herein for all purposes.

          (d)  See additional provisions regarding Base Rental in Paragraph 6.

     6. SECURITY DEPOSIT. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease including but not limited to those set forth in Paragraph 10 hereof, it being expressly understood that the Security Deposit shall not be considered an advance payment of rent, except as set forth later in this paragraph, or a measure of Tenant's liability for damages in case of default by Tenant. Landlord may commingle the Security Deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good

                                   -Page 6-

                                                                    EXHIBIT 10.6



any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit. Tenant agrees to look solely to such transferee or assignee or successor thereof for the return of the Security Deposit. Landlord and its successors and assigns shall not be bound by any actual or attempted assignment or encumbrance of the Security Deposit by Tenant.

     7. SERVICES TO BE FURNISHED BY LANDLORD. Landlord shall provide to Tenant, at no additional or separate charge to Tenant, the level and quality of services typically provided by Landlords of office buildings comparable to the Building within a three mile radius of the Building and Tenant shall be entitled to install and operate photocopiers, telephone and telecopy equipment, word processing equipment, computers and other equipment customarily used in comparable office space in such area without additional charge. Landlord agrees to furnish Tenant the following services:

          (a) Hot and cold water at those points of supply provided for general use of tenants in the Building, central heat and air conditioning in season, at such temperatures and in such amounts as are considered standard for buildings comparable to the Building within a three mile radius of the Building or as required by governmental authority; provided, however, heating and air conditioning service at times other than for Normal Business Hours for the Building shall be furnished only upon the written request of Tenant delivered to Landlord prior to 3:00 p.m. at least one Business Day in advance of the date for which such usage is requested. Tenant shall bear the entire cost of additional service as such costs are determined by Landlord from time to time. Tenant shall comply with energy conservation programs implemented by Landlord by reason of enacted laws or ordinances.

          (b) Routine maintenance and electric lighting service for all Common Areas and Service Areas of the Building in the manner and to the extent deemed standard for buildings comparable to the Building within a three mile radius of the Building.

          (c) Janitor service on Business Days; provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefor by, Landlord.

          (d) Subject to the provisions of Paragraph 11 hereof, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises. (See Addendum, Section 9).

          (e) All fluorescent bulb replacement in the Premises necessary to maintain the lighting provided by Landlord as set forth in the Work Letter Agreement attached hereto as EXHIBIT "D" as a part of the Building Standard Materials and fluorescent and incandescent bulb replacement in the Common Areas and Service Areas.

          (f) Passenger elevators for ingress and egress to and from the floor of the Premises during Normal Business Hours and with at least one passenger elevator available at all other times.

                                   -Page 7-

                                                                    EXHIBIT 10.6


          (g) Access control to the Building during other than Normal Business Hours shall be provided in such form as Landlord deems appropriate. Tenant shall cooperate fully in Landlord's efforts to maintain access control to the Building and shall follow all regulations promulgated by Landlord with respect thereto. (See Addendum, Section 6).

     Except as otherwise expressly provided herein, the failure by Landlord to any extent to furnish, or the interruption or termination of these defined services in whole or in part, resulting from adherence to laws, regulations and administrative orders, FORCE MAJEURE or any other causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Landlord shall use reasonable diligence to repair such equipment or machinery but, except as otherwise expressly provided herein, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service thereby or resulting therefrom. Except as expressly provided herein, Landlord shall not be required to make any repairs to or maintain the Premises. (See Addendum, Section 8).

     Notwithstanding anything to the contrary set forth in this Lease, if there is any material slow-down, interruption or stoppage of any of the services required to be provided by Landlord pursuant to this Lease, and if Landlord has failed to commence to cure or remedy such problem within ten (10) days after Tenant's prior written notice thereof, or if Landlord should fail thereafter to proceed diligently to remedy such problem, then provided that the problem has a material adverse effect on the habitability of the Premises or a portion thereof and Tenant has ceased to use or occupy the portion of the Premises affected, Tenant shall have the right to abate rent by submitting to binding arbitration.

     8. IMPROVEMENTS TO BE MADE BY LANDLORD. Except as otherwise provided in the Work Letter Agreement attached hereto as Exhibit "W" all installations and improvements now or hereafter placed on or in the Premises shall be subject to the provisions of Paragraph 10 hereof and shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord upon demand as additional rent.

     9. GRAPHICS. Landlord shall provide and install, at Tenant's cost, all letters or numerals on the exterior of the Premises; all such letters and numerals shall be in the standard graphics for the Building and no others shall be used or permitted on the Premises without Landlord's prior written consent. Tenant acknowledges that the standard Building graphics are acceptable to Tenant. (See Addendum, Section 7).

     10. REPAIRS AND ALTERATIONS BY TENANT. Tenant covenants and agrees with Landlord, at Tenant's own cost and expense, to keep the Premises in good condition and repair and to repair or replace any damage done to the Building, or any part thereof, caused by Tenant or Tenant's agents, servants, employees, customers, licensees, or invitees. Tenant further covenants and agrees that such repairs shall restore the Building to as good a condition as it was in prior to such damage and that such repairs shall be effected in compliance with all applicable laws. If Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make such repairs or replacements, and Tenant shall pay the cost thereof to the Landlord on demand as additional rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, or place signs on the Premises which are

                                   -Page 8-

                                                                    EXHIBIT 10.6


visible from outside the Premises, without first obtaining the written consent of Landlord in each such instance. If Landlord gives its consent, no such alterations will proceed without Landlord's prior written approval of
(i) Tenant's contractor, (ii) certificates of insurance by Tenant's contractor for public liability and automobile liability and property damage insurance as set forth in Paragraph 16, and (iii) detailed plans and specifications for such work. Any and all alterations, additions and improvements to the Premises, all attached furniture, equipment and fixtures, and any unattached and movable equipment, furniture, trade fixtures or other personalty which was acquired with funds provided by or on behalf of Landlord shall become the property of Landlord upon termination of this Lease. In addition, all other personal property which shall remain in the Premises for more than seven (7) days following either the termination of this Lease or the entry of the Premises by Landlord following Tenant's default hereunder shall, at Landlord's option, become the property of Landlord. Landlord may, nonetheless, require Tenant to remove such fixtures, furniture, trade fixtures, equipment, improvements, alterations, additions and personal property installed on or located in the Premises as are designated by Landlord at the time Landlord approves the plans or such installments (the "REQUIRED REMOVABLES") at Tenant's sole cost. In the event that Landlord so elects, and Tenant fails to remove the Required Removables, Landlord may remove the Required Removables at Tenant's cost, and Tenant shall pay Landlord on demand all costs incurred in removing, storing and/or disposing of the Required Removables. Landlord may also require Tenant to provide Landlord, at Tenant's sole cost and expense, a payment and performance bond in form acceptable to Landlord, in a principal amount not less than one and one-half times the estimated cost of such alterations, to insure Landlord against any liability for mechanic's or materialman's liens and to insure completion of the work. Lessor will have the right to construct or permit construction of tenant improvements in or about the Building for existing and new tenants and to alter any public areas in and around the Property. Notwithstanding anything which may be contained in this Lease, Tenant understands this right of Landlord and agrees that such construction will not be deemed to constitute a breach of this Lease by Landlord and Tenant waives any such claim which it might have arising from such construction. Tenant will not make repairs to the Premises at the cost of Landlord, whether by deduction of rent or otherwise and will not vacate the Premises or terminate the Lease with abatement or termination of rent because repairs are not made. If during the Lease Term, any alteration, addition or change to the Premises is required by legal authorities, Tenant, at its sole expense, shall promptly make same. Landlord will not be liable for any failure to make any repairs or perform any maintenance and there will be no abatement of rent, nor liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making or failure to make any repair, alteration or improvement in or to any portion of the Premises or to Tenant's fixtures, appurtenances and equipment.

     11. USE OF ELECTRICAL SERVICES BY TENANT. Tenant's use of electrical services furnished by Landlord shall not exceed, either in voltage, rated capacity, or overall load that which Landlord deems to be standard for the Building. In the event Tenant shall request that it be allowed to consume electrical services in excess of that deemed by Landlord to be standard for the Building, Landlord may refuse to consent to such usage or may consent upon such conditions as Landlord elects (including the requirement that submeters be installed at Tenant's expense). However, Tenant shall have the right to install its own HVAC system (subject to Landlord s approval of the size and location of such system) at Tenant's expense which system shall be separately metered and for which Tenant shall be fully responsible, both for the monthly utility charges therefor and for the maintenance and repair thereof. Tenant additionally shall pay to Landlord an administrative fee equal to five percent (5%) of (i) any utility charges for this additional HVAC system and (ii) any repairs thereof which Landlord must perform if Tenant does not. At the end of the Lease Term, the HVAC system which Tenant installs shall become the property Landlord (subject to Landlord s approval of size and location of such system).

                                   -Page 9-

                                                                    EXHIBIT 10.6


     12. ENTRY BY LANDLORD. Tenant agrees to permit Landlord or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times, by any means Landlord may deem proper, and without liability therefor) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants (to tenants only during last year of Lease Term) or insurers, or to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. Landlord will at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and filing cabinets. Tenant will not alter any lock or install a new or additional lock or any bolt on any door of the Premises without the prior written consent of Landlord, which will not be unreasonably withheld. If Landlord gives its consent, such work shall be undertaken by a locksmith approved by Landlord, at Tenant's sole cost, and Tenant will furnish Landlord with a key. Landlord retains the right to charge Tenant for restoring any altered doors to their condition prior to the installation of the new or additional locks.

     13.  ASSIGNMENT AND SUBLETTING.

          (a) Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called an "ASSIGNMENT") without the prior written consent of Landlord. Any such attempted assignment in violation of the terms and covenants of this Paragraph shall, at Landlord's option, exercisable in Landlord's sole and absolute discretion, be void. Consent by Landlord to one or more assignments shall not operate as a waiver of Landlord's rights as to any subsequent assignments. In addition, Tenant shall not, without Landlord's consent, publicly offer to assign the Lease nor advertise the Lease for assignment in any media, including but not limited to newspapers, periodicals, radio, television, circulars or brochures. In the event Tenant or any agent, representative or broker acting on behalf of Tenant or with Tenant's knowledge violates the provisions of the foregoing sentence, in addition to all of the remedies which Landlord may have at law, in equity, or pursuant to the terms of this Lease, Landlord shall be entitled to seek injunctive relief preventing such action and Tenant shall be responsible for all costs incurred by Landlord in connection with seeking such injunctive relief.

          (b) If Tenant requests Landlord's consent to an assignment, Tenant shall submit to Landlord, in writing, the name of the proposed assignee and the nature and character of the business of the proposed assignee, the term, use, rental rate and all other material terms and conditions of the proposed assignment, including, without limitation, evidence satisfactory to Landlord that the proposed assignee has a financial strength equal to or greater than Tenant's. Landlord shall either (i) consent to or refuse to consent to such assignment in writing (but no such consent to an assignment shall relieve Tenant or any guarantor of Tenant's obligations under this Lease of any liability hereunder), or (ii) negotiate directly with the proposed assignee and (in the event Landlord is able to reach agreement with such proposed assignee) upon execution of a lease with such assignee, terminate this Lease (in part or in whole, as appropriate) upon ninety (90) days' notice. If Landlord should fail to notify Tenant in writing of its decision within a sixty (60) day period after the later of the date Landlord is notified in writing of the proposed assignment or the date Landlord has received all required information concerning the proposed assignee and the proposed assignment, Landlord shall be deemed to have refused to consent to such assignment, and to have elected to keep this Lease in full force and effect. In the event Landlord consents to any such assignment, the assignment shall be on a form approved by


                                   -Page 10-

                                                                    EXHIBIT 10.6


     Landlord, and Tenant shall bear all costs and expenses incurred by Landlord in connection with the review and approval of such documentation. Landlord shall not withhold its approval of a proposed assignment or sublease unreasonably, provided Landlord approves the financial strength of, and use of the Premises proposed by, the proposed assignee or sublessee. Landlord shall have no right to terminate this Lease if Tenant assigns or subleases the Premises to an affiliate of Tenant, provided that the financial strength of the affiliate is equal to or greater than Tenant's and provided that Tenant shall remain liable under this Lease. An "AFFILIATE" shall be defined as any entity which owns at least fifty-one percent (51%) of the equity and control of Tenant or an entity in which Tenant owns at least fifty-one percent (51%) of the equity and control.

          (c) All cash or other proceeds of any assignment or sublease of Tenant's interest in this Lease and/or the Premises, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact that such proceeds exceed the rentals called for hereunder, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. In addition to the rent hereunder, Tenant hereby covenants and agrees to pay to Landlord all rent and other consideration which it receives which is in excess of the rent payable hereunder within ten (10) days following receipt thereof by Tenant. This covenant and assignment shall benefit Landlord and its successors in ownership of the Building and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. In addition to any other rights and remedies which Landlord may have hereunder, at law or in equity, in the event Tenant has failed to pay any rent due hereunder on or before five (5) days following the date on which it is due, Landlord shall have the right to contact any assignee or subtenant and require that from that time forward all payments made pursuant to the assignment or sublease shall be made directly to the Landlord. Any assignee or subtenant of Tenant's interest in this Lease (all such assignees or subtenants being hereinafter referred to as "SUCCESSORS"), by occupying the Premises and/or assuming Tenant's obligations hereunder, shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Successors in consideration of any such assignment in violation of the provisions hereof. (See Addendum, Section 10).

          (d) If Tenant is a corporation and if at any time during the Lease Term the person or persons who own the voting shares at the time of the execution of this Lease cease for any reason, including but not limited to merger, consolidation or other reorganization involving another corporation, to own a majority of such shares or if Tenant is a partnership and if at any time during the Lease Term the general partner or partners who own the general partnership interests in the partnership at the time of the execution of this Lease, cease for any reason to own a majority of such interests (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of such original shareholder(s) or partner(s)), such an event shall be deemed to be an assignment. The preceding sentence shall not apply whenever Tenant is a corporation the outstanding stock of which is listed on a recognized security exchange, or if at least eighty percent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed. Notwithstanding the foregoing, Tenant shall have the right to add investors, change investors or otherwise change its ownership structure, including offering interests in Tenant publicly, and such changes shall not be an assignment requiring Landlord's consent so long as such changes do not decrease Tenant's financial strength, in Landlord's reasonable opinion and as long as Tenant gives Landlord written notice of such change in Tenant's structure at least 30 days before such change is effective.


                                   -Page 11-

                                                                    EXHIBIT 10.6


     14. MECHANIC'S LIENS. Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises, the Building, or the Property and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, the Building, or the Property or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's or other liens against the Premises, the Building, or the Property. In the event any such lien is attached to the Premises, the Building, or the Property, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes including, but not limited to, attorneys fees, shall be paid by Tenant to Landlord promptly on demand as additional rent. In the event Landlord does consent to the performance of any labor or the furnishing of any materials to the Premises, the Building, or the Property by any party, which consent must be in writing, Tenant shall be responsible for insuring that all such persons procure and maintain insurance coverage against such risks, in such amounts and with such companies as Landlord may require, including, but not limited to, Builder's Risk and Worker's Compensation insurance.

     15.  PROPERTY INSURANCE.

          (a) Landlord shall maintain fire and extended coverage insurance on the Building and the Premises in such amounts as Landlord elects. The cost of such insurance shall be included as a part of the Basic Costs, and payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord as their interests shall appear.

          (b) Tenant shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures and leasehold and tenant improvements, located in the Premises and in such additional amounts as are required to meet Tenant's obligations pursuant to Paragraph 19 hereof. Tenant shall furnish evidence satisfactory to Landlord of the maintenance and timely renewal of such insurance, and Tenant shall obtain and deliver to Landlord a written obligation on the part of each insurer to notify Landlord at least thirty (30) days prior to the modification, cancellation or expiration of such insurance policies. In the event Tenant shall not have delivered to Landlord a policy or certificate evidencing such insurance at least thirty (30) days prior to the expiration date of each expiring policy, Landlord may obtain such insurance as Landlord may reasonably require to protect Landlord's interest (which obtaining of insurance shall not be deemed to be a waiver of Tenant's default hereunder). The cost to Landlord of obtaining such policies, plus an administrative fee in the amount of fifteen percent (15%) of the cost of such policies shall be paid by Tenant to Landlord as additional rent upon demand.

          (c) Landlord and Tenant each hereby waives on behalf of itself and its insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers or employees, for any loss or damage that may occur to the Premises, or any improvements thereto or the Building of which the Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are, or could be, insured against under the terms of the standard fire and extended coverage insurance policies referred to in this Paragraph 15, regardless of whether such insurance is actually maintained and regardless of the cause or origin of the damage involved,


                                   -Page 12-

                                                                    EXHIBIT 10.6


     including sole, joint or concurrent, negligence of the other party hereto, its agents, officers, or employees.

     16.  LIABILITY AND WORKER'S COMPENSATION INSURANCE.

          (a) Tenant and Landlord shall, each at its own expense, maintain during the term of this Lease a policy or policies of comprehensive general liability insurance (including endorsement or separate policy for owned or non-owned automobile liability) with respect to the respective activities of each in the Building and on the Property, with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company or companies approved by Landlord. Such insurance shall afford minimum protection of not less than $1,000,000.00 per occurrence per person coverage for bodily injury, property damage, personal injury, or combination thereof. The term "PERSONAL INJURY" herein used means false arrest, detention or imprisonment, malicious prosecution, wrongful entry, libel and slander. If only a combined single limit coverage is available, it shall be for at least $1,000,000.00 per occurrence with an umbrella policy of at least $5,000,000.00 combined single limit per occurrence. Tenant's insurance policy shall name Landlord as an additional insured and shall include coverage for the contractual liability of Tenant to indemnify Landlord pursuant to Paragraph 17 of this Lease.

          (b) Tenant shall obtain and maintain in force worker's compensation and employer's liability insurance to cover Tenant's liability to its employees to the extent required by law, provided that Tenant shall indemnify and hold harmless Landlord, its employees, agents, successors and assigns from any and all claims made by Tenant's employees regarding such worker's compensation or employer's liability issues.

          (c) Landlord and Tenant each hereby waives subrogation on its behalf and on behalf of its insurer, to the extent subrogation on a paid claim can be legally waived prior to loss by contract between the parties, in respect of any payment made by such insurer under any liability or worker's compensation policy. Neither Landlord nor Tenant shall be liable to the other or any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property, or bodily injury or personal injury, or any resulting loss of income, or losses from workers' compensation laws and benefits, even though such loss or damage might have been occasioned by the negligence of such parry, its agents or employees, if any such loss or damage is covered by insurance benefitting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Lease.

          (d) Each party shall use its good faith efforts to cause its general liability, automobile liability and worker's compensation policies to be endorsed by the issuing insurer waiving rights of subrogation of such insurer against the other party hereto. The failure of any insurer to issue such endorsement shall not be deemed to limit or alter the force and effect of Paragraph 16(c) of this Lease.

     17. INDEMNITY. Neither Landlord nor any of its officers, directors, employees or agents shall be liable to Tenant, or to Tenant's agents, servants, employees, customers, licensees, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of Tenant, its agents, servants, employees, customers, invitees, licensees or any other person entering the Building or upon the Property under the invitation of Tenant or arising out of the use of the Property, Building or Premises by Tenant and the conduct of its business or out of a default by Tenant in the performance of its obligations hereunder. Tenant hereby indemnifies and holds Landlord and its officers, directors, employees and


                                   -Page 13-

                                                                    EXHIBIT 10.6


agents ("INDEMNITEES"), harmless from all liability and claims for any property damage, or bodily injury or death of, or personal injury to, a person in or on the Premises, or at any other place, including the Property or the Building, caused, in whole or in part, by Tenant, its employees, agents, servants, customers, invitees or licensees and this indemnity shall be enforceable to the full extent whether or not such liability and claims are the result of the sole, joint or concurrent acts, negligent or intentional, or otherwise, of Tenant, or its employees, agents, servants, customers, invitees or licensees. Such indemnity for the benefit of Indemnitees shall be enforceable even if Indemnitees, or any one or more of them have or has caused or participated in causing such liability and claims by their joint or concurrent acts, negligent or intentional, or otherwise. (See Addendum, Section 11).

     18. EVIDENCE OF INSURANCE. On or before five (5) days following the date of this Lease, Tenant will cause its insurer(s) to issue and deliver to Landlord certificate(s) of insurance in the form attached hereto as EXHIBIT "F" evidencing the existence and coverage of insurance required herein.

     19. CASUALTY DAMAGE. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event there is less than two (2) years of the Lease Term remaining or in the event any mortgagee of Landlord's should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. If Landlord does not thus elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building, and the improvements located within the Premises, if any, for which Landlord had financial responsibility pursuant to the Work Letter Agreement attached hereto as EXHIBIT "D" (except that Landlord shall not be responsible for delays not within the control of Landlord) to substantially the same condition in which it was immediately prior to the happening of the casualty. Notwithstanding the foregoing, Landlord's obligation to restore the Budding, and the improvements located within the Premises, if any, for which Landlord had financial responsibility pursuant to the Work Letter Agreement, shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty and Landlord's obligation to restore shall be further limited so that Landlord shall not be required to expend for the repair and restoration of the improvements located within the Premises, if any, for which Landlord had financial responsibility pursuant to the Work Letter Agreement, more than the dollar amount of the Allowance, if any, described in the Work Letter Agreement. When the repairs described in the preceding two sentences have been completed by Landlord, Tenant shall complete the restoration of all improvements, including furniture, fixtures and equipment, which are necessary to permit Tenant's reoccupancy of the Premises which Landlord is not obligated to restore as set forth above. Except as set forth above, all cost and expense of reconstructing the Premises shall be borne by Tenant, and Tenant shall present Landlord with evidence satisfactory to Landlord of Tenant's ability to pay such costs prior to Landlord's commencement of repair and restoration of the Premises. Tenant shall not be entitled to receive any credit or payment with respect to any portion of the Reconstruction Allowance not actually spent upon restoration of the Promises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage and


                                   -Page 14-

                                                                    EXHIBIT 10.6


Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

     20. DAMAGES FROM CERTAIN CAUSES. Landlord shall not be liable to Tenant for any injury to person or damage to property sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in the Premises or any other portion of the Building caused by the Premises or any other portion of the Building becoming out of repair or by defect in or failure of equipment, pipes, or wiring, or by broken glass, or by the backing up of drains, or by gas, water, steam, electricity, or oil leaking, escaping or flowing into the Premises (except where due to Landlord's willful failure to make repairs required to be made pursuant to other provisions of this Lease, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs), nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Building or of any other persons whomsoever, including, but not limited to riot, strike, insurrection, war, court order, requisition, order of any governmental body or authority, acts of God, fire or theft.

     21. CONDEMNATION. If the whole or any substantial part of the Premises or if the Building or any portion thereof which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then Landlord may, at its option, terminate this Lease and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises or said portion of the Building shall occur. In the event this Lease is not terminated, the rent for any portion of the Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself.

     22.  EVENTS OF DEFAULT/REMEDIES.

          (a) The following events shall be deemed to be events of default under this Lease:

               (i) Tenant shall fail to pay within five days of the due date any Base Rental or other rent payable by Tenant to Landlord under this Lease (hereinafter sometimes referred to as a "MONETARY DEFAULT").

               (ii) Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, which failure is not cured within twenty (20) days after delivery to Tenant of notice of the occurrence of such failure or if such failure is not reasonably susceptible of being cured within such twenty (20) day period, Tenant shall fail to commence the curing thereof within such twenty (20) day period, or having commenced the curing thereof, Tenant shall fail to diligently pursue the curing of such default with reasonable diligence to completion.

               (iii) Tenant or any Guarantor shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment


                                   -Page 15-

                                                                    EXHIBIT 10.6


          for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

               (iv) Tenant or any Guarantor shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder; or a petition or answer proposing the adjudication of Tenant or any Guarantor as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof.

               (v) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of the Premises or of any of Tenant's property located thereon in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within sixty (60) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

               (vi) The leasehold estate hereunder shall be taken on execution or other process of law in any action against Tenant.

               (vii) Tenant shall abandon or vacate any substantial portion of the Premises without the prior written permission of Landlord for a period longer than 365 consecutive days during the Lease Term. If Tenant or any other person acting on Tenant's behalf has removed, is removing or has made preparations to remove (other than in the normal course of business) goods, equipment, fixtures or other property from the Premises in amounts substantial enough to indicate a probable intent to abandon or vacate the Premises without the prior written permission of Landlord, Tenant's abandonment of the Premises shall be deemed conclusively established for all purposes. The provisions of the foregoing sentence shall supersede the provisions of the Texas Property Code.

               (viii) Tenant shall fail to take possession of and occupy the Premises within sixty (60) days following the Commencement Date and thereafter continuously conduct its operations in the Premises for the Permitted Use as set forth in Paragraph 4 hereof.

               (ix) The liquidation, termination, dissolution, forfeiture of right to do business or death of Tenant or any Guarantor.

          (b) Upon the occurrence of any event or events of default under this Lease, whether enumerated in this Paragraph or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein) or demand for possession whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of rent or other obligations due and waives any and all other notices or demand requirements imposed by applicable law):

               (i) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises upon termination of


                                   -Page 16-

                                                                    EXHIBIT 10.6


          the Lease hereunder, Landlord may without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises, or any part thereof, by force, if necessary, without being liable for prosecution or any claim of damages therefor, and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, specifically including but not limited to all Costs of Reletting (hereinafter defined) and any deficiency that may arise by reason of any reletting. If such termination is caused by the failure to pay rent and/or the abandonment of any substantial portion of the Premises, Landlord may elect, by sending written notice thereof to Tenant, to receive liquidated damages in an amount equal to the Base Rental and other rent payable hereunder for the month during which the Lease is terminated times the lesser of (A) twelve (12) or (B) the number of months remaining in the Lease Term as of the date of such failure to pay rent and/or abandonment of any substantial portion of the Premises. Such liquidated damages shall be in lieu of the payment of loss and damage Landlord may suffer by reason of such termination as provided in the preceding sentence but shall not be in lieu of or reduce in any way any amount (including accrued rent) or damages due to breach of covenant (whether or not liquidated) payable by Tenant to Landlord which is accrued and outstanding at the time of the termination of the Lease.

               (ii) Enter upon and take possession of the Premises and expel or remove Tenant or any other person who may be occupying said Premises, or any part thereof, by force, if necessary, without having any civil or criminal liability therefor and without terminating this Lease. Landlord may (but shall be under no obligation to) relet the Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for such term or terms which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term and on such conditions (which may include concessions or free rent) and for such uses as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting. Tenant agrees to pay Landlord on demand all Costs of Reletting and any deficiency that may arise by reason of such reletting. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant.

               (iii) Enter upon the Premises by force if necessary without having any civil or criminal liability therefor, and do whatever Tenant is obligated to do under the terms of this Lease and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in thus affecting compliance with Tenant's obligations under this Lease together with interest at the lesser of a per annum rate equal to (i) the Maximum Rate or (ii) the Prime Rate plus five percent (5%) and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

               (iv) In order to regain possession of the Premises and to deny Tenant access thereto, Landlord or its agent may, at the expense and liability of the Tenant, alter or


                                   -Page 17-

                                                                    EXHIBIT 10.6


          change any or all locks or other security devices controlling access to the Premises without posting or giving notice of any kind to Tenant. Landlord shall have no obligation to provide Tenant a key or grant Tenant access to the Premises so long as Tenant is in default under this Lease. Tenant shall not be entitled to recover possession of the Premises, terminate this Lease, or recover any actual, incidental, consequential, punitive, statutory or other damages or award of attorneys' fees, by reason of Landlord's alteration or change of any lock or other security device and the resulting exclusion from the Premises of the Tenant or Tenant's agents, servants, employees, customers, licensees, invitees or any other persons from the Premises. Landlord may, without notice, remove and either dispose of or store, at Tenant's expense, any property belonging to Tenant that remains in the Premises after Landlord has regained possession thereof. Any such property of Tenant not retaken by Tenant from Landlord's storage within 30 days after removal from the Premises shall, at Landlord's option. be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant. Tenant acknowledges that the provisions of this subparagraph of this Lease supersedes die Texas Property Code and Tenant farther warrants and represents that it hereby knowingly waives any rights it may have thereunder.

               (v) Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of (i) all rent accrued hereunder through the date of termination, (ii) all Costs of Reletting, and (iii) an amount equal to (A) the total rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value minus; (B) the then present fair rental value of the Premises for such period, similarly discounted.

          (c) For purposes of this Lease, the term "COSTS OF RELETTING" shall mean all costs and expenses incurred by Landlord in connection with the reletting of the Promises, including without limitation the cost of cleaning, renovation, repairs, decoration and alteration of the Premises for a new tenant or tenants, advertisement, marketing, brokerage and legal fees, the cost of protecting or caring for the Premises while vacant, the cost of removing and storing any property located on the Premises, any increase in insurance premiums caused by the vacancy of the Premises, costs of carrying the Premises such as taxes, insurance premiums, utilities and security precautions, any unearned brokerage commissions paid in connection with this Lease, parking fees or occupancy taxes due under the Lease, reimbursement of any previously waived Base Rental, Basic Costs, free rent, or reduced rental rate, and any concession made or paid by Landlord to the benefit of Tenant in consideration of this Lease including, but not limited to, any moving allowances, contributions or payments by Landlord for tenant improvements or build-out allowances, or assumptions by Landlord of any of Tenant's previous lease obligations and any other out-of-pocket expenses incurred by Landlord including tenant inducements such as the cost of moving the new tenant or tenants and the cost of assuming any portion of the existing lease(s) of the new tenant(s).

          (d) Except as otherwise herein provided, no repossession or re-entering on the Premises or any part thereof pursuant to Paragraph 22(b) hereof or otherwise shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. Notwithstanding any such repossession or re-entering on the Premises or any part thereof by reason of the occurrence of an event of default, Tenant will pay to Landlord the Base Rental and other rent or other sum required to be paid by Tenant pursuant to this Lease.


                                  -Page 18-

                                                                    EXHIBIT 10.6


          (e) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the other covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

          (f) This Paragraph 22 shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. To the extent any provision of applicable law requires some action by Landlord to evidence or effect the termination of this Lease or to evidence the termination of Tenant's right of occupancy, Tenant and Landlord hereby agree that written notice by Landlord to any of Tenant's agents, servants or employees, which specifically sets forth Landlord's intention to terminate, shall be sufficient to evidence and effect the termination herein provided for.

     23. TENANT REMEDIES. Except to the extent specifically provided herein, Tenant shall not have the right to an abatement of rent or to terminate this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement in connection herewith, whether in this Lease or elsewhere and Tenant hereby waives such remedies of abatement of rent and termination. Tenant hereby agrees that Tenant's remedies for default hereunder or in any way arising in connection with this Lease including any breach of any promise or inducement or warranty, express or implied, shall be limited to:

          (a) A suit for direct and proximate damages provided that Tenant has given the notices as hereinafter required. Notwithstanding anything to the contrary contained in this Lease, the liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and the Property and Tenant agrees to look solely to Landlord's interest in the Building and the Property for the recovery of any judgment against the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency. Tenant hereby covenants that, prior to the filing of any suit for direct and proximate damages, it shall give Landlord and all mortgagees whom Tenant has been notified hold mortgages or deed of trust liens on the Property, Building or Premises ("LANDLORD'S MORTGAGEES") notice and reasonable time to cure any alleged default by Landlord.

          (b) In the event Landlord fails to commence the cure of a material default of any material covenant or agreement contained in this Lease within sixty (60) days following receipt of notice specifying such alleged default from Tenant by both Landlord and Landlord's mortgagees, equitable abatement of the Base Rental and other rent due hereunder to the extent reasonably necessary to adjust for any inconvenience occasioned by Landlord's failure to theretofore commence the cure of such default.


                                   -Page 19-

                                                                    EXHIBIT 10.6


     24. NO WAIVER. Failure of Landlord to declare any default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of such default, nor shall it constitute an Estelle against Landlord, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Failure by Landlord to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance of surrender of the Premises.

     25. EVENT OF BANKRUPTCY. In addition to, and in no way limiting the other remedies set forth herein Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

          (a) "ADEQUATE PROTECTION" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S. C. Paragraph 101, ET SEQ. (such Bankruptcy Code as amended from time to time being herein referred to as the "BANKRUPTCY CODE"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

               (i) the continued payment by Tenant of the Base Rental and all other rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

               (ii) the hiring of security guards to protect the Premises if Tenant abandons and/or ceases operations; such obligation of Tenant only to be effective so long as Tenant remains in possession and control of the Premises to the exclusion of Landlord;

               (iii) the furnishing of an additional/new security deposit by Tenant in the amount of three (3) times the then-current monthly Base Rental and other rent payable hereunder.

          (b) "ADEQUATE ASSURANCE OF FUTURE PERFORMANCE" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three (3) times the then-current Base Rental payable hereunder.

          (c) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

          (d) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "rent", shall constitute "rent" for the purposes of Section 502(b)(6) of the Bankruptcy Code.

          (e) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rentals and other rent hereunder), shall be and remain the


                                   -Page 20-

                                                                    EXHIBIT 10.6


     exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

          (f) If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth (i) the name and address of such person or entity; (h) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

          (g) To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of Sections 365(c) and 365(c)(2) of the Bankruptcy Code.

     26. PEACEFUL ENJOYMENT. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms hereof, provided that Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord's interest hereunder.

     27.  SUBSTITUTION. [Intentionally Omitted]

     28. HOLDING OVER. In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Paragraph 22(b) hereof, Tenant shall, throughout the entire holdover period, pay rent equal to 150% of the sum of the Base Rental and additional rent which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the term of this Lease or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise unless Landlord has sent written notice to Tenant that Landlord has elected to extend the term of the Lease. Tenant shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.


                                   -Page 21-

                                                                    EXHIBIT 10.6


     29. SUBORDINATION TO MORTGAGE. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required. However, Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, or the Building and/or the Property if Tenant does not properly execute and return to Landlord the documents required to further evidence such subordination within ten (10) days after the documents are delivered to Tenant. The terms of this Lease are subject to approval by the Landlord's existing Lender(s) and any lender(s) who, at the time of the execution of this Lease, have committed or are considering committing to Landlord to make a-loan secured by all or any portion of the Property, and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this Paragraph promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest in Landlord and is accordingly irrevocable. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require. (See Addendum, Section 12).

     30. ATTORNEY'S FEES. In the event either party defaults in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the non-prevailing party agrees to pay the prevailing party's reasonable attorneys' fees.

     31. NOTICE. Any notice in this Lease provided for must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postage paid and certified with return receipt requested, or by prepaid telegram, when appropriate, addressed to the party to be notified at the address stated in this Lease or such other address notice of which has been given to the other party or by delivering the same in person to such party or an officer or partner of such party. Notice deposited in the mail in the manner hereinabove described shall be effective as of the date it is so deposited.

     32. SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     33. RECORDATION. Tenant agrees not to record this Lease or any memorandum hereof.

     34. GOVERNING LAW. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.


                                   -Page 22-

                                                                    EXHIBIT 10.6


     35. FORCE MAJEURE. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

     36. TIME OF PERFORMANCE. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

     37. TRANSFERS BY LANDLORD. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

     38. COMMISSIONS. Landlord and Tenant hereby indemnify and hold each other harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease due to any action of the indemnifying party, except that Landlord will pay the commissions to the Tenant's broker in accordance with a separate commission agreement.

     39. JOINT AND SEVERAL LIABILITY. If there is more than one Tenant, or if the Tenant as such is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties.

     40. AUTHORITY. In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual, then each individual executing or attesting this Lease on behalf of Tenant hereby covenants, warrants and represents: (i) that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (ii) that this Lease is binding upon Tenant; (iii) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the State of Texas;
(iv) that upon request, Tenant will provide Landlord with true and correct copies of all organizational documents of Tenant. and any amendments thereto; and (v) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is a corporation, Tenant will, prior to the Commencement Date, deliver to Landlord a copy of a resolution of Tenant's board of directors authorizing or ratifying the execution and delivery of this Lease, which resolution will be duly certified to Landlord's satisfaction by the secretary or assistant secretary of Tenant.

     41. FINANCIAL CONDITION OF TENANT. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements are true and correct in all material respects.

     42. EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option. This


                                   -Page 23-

                                                                    EXHIBIT 10.6


Lease shall not be effective until an original of this Lease executed by both Landlord and Tenant and this Lease has been approved by Landlord's mortgagee, Landlord and Tenant hereby agree that Landlord will be entitled to immediately endorse and cash Tenant's good faith rent and the Security Deposit check(s) accompanying this Lease when the Lease is executed by both Tenant and Landlord. It is further agreed and understood that such action will not guarantee acceptance of this Lease by Landlord, but, in the event Landlord does not accept this Lease, such deposits will be refunded in full to Tenant.

     43.  ENTIRE AGREEMENT. This Lease Agreement, including the following
Exhibits:

          Exhibit A   -  Property Description
          Exhibit B   -  Outline and Location of Premises
          Exhibit C   -  Payment of Excess Basic Cost
          Exhibit D   -  Work Letter Agreement
          Exhibit D-1 -  Building Standard Materials
          Exhibit D-2 -  Tenant Improvement Allowance
          Exhibit E   -  Parking
          Exhibit F   -  Certificate of Insurance for Tenant
          Exhibit G   -  [Intentionally Omitted]
          Exhibit H   -  Rules and Regulations
          Exhibit I   -  Renewal Option
          Addendum
          Roof License Agreement

constitute the entire agreement between the parties hereto with respect to the subject matter of this Lease. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease. All understandings and agreements heretofore had between the parties are merged in this Lease which alone fully and completely expresses the agreement of the parties, neither party relying upon any statement or representation not embodied in this Lease.

     44. LANDLORD'S LIEN. In addition to any statutory lien for rent in Landlord's favor, Landlord (the secured party for purposes hereof) shall have and Tenant (the debtor for purposes hereof) hereby grants to Landlord, subject to the last sentence of this paragraph, a continuing security interest for all Base Rental, rent and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises subject to this Lease being described as Suite 500 of the Building, located in Dallas, Dallas County, Texas (a description of the property in and upon which the Premises is located and an outline of the Premises are attached hereto as EXHIBIT "A" and EXHIBIT "B" respectively), and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. Fixtures located at the Premises and products of collateral are also covered hereby by the filing hereof in the real property records of Dallas County, Texas. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph at public or private sale upon ten (10) days notice to Tenant which notice Tenant hereby agrees is adequate and reasonable. Tenant hereby agrees to execute such other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein


                                   -Page 24-

                                                                    EXHIBIT 10.6


granted being in addition and supplementary thereto. Landlord and Tenant agree that this Lease and the security interest granted herein serve as a financing statement and a copy or photographic or other reproduction of this Paragraph of this Lease may be filed of record by Landlord and have the same force and effect as the original. Tenant warrants and represents that the collateral subject to the security interest granted herein is not purchased or used by Tenant for personal, family or household purposes. Tenant further warrants and represents to Landlord that the lien granted herein constitutes a first and superior lien and that Tenant will not allow the placing of any other lien upon any of the property described in this Paragraph without the prior written consent of Landlord. Record owner of the Premises is 14850 Quorum Associates, Ltd. Tenant/Debtor's address is 14850 QUORUM DRIVE, SUITE 500, DALLAS, TEXAS 75240 and Landlord/Secured Party's address is C/O LEHMAN BROTHERS, 3 WORLD FINANCIAL CENTER, 29TH FLOOR, NEW YORK, NY 10285. Landlord, on a case-by case basis, not as a blanket waiver of lien, will subordinate the landlord's lien granted in this paragraph to the lien of Tenant's lending institution on any furniture, fixtures or equipment after Landlord is presented proper documentation of that lending institution's lien on said furniture, fixtures and equipment.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

                                       LANDLORD:

                                       14850 Quorum Associates, Ltd.

                                       By:  Commercial Properties 3, L.P.
                                            a Virginia limited partnership,
                                            General Partner

                                       By:  Real Estate Services VII, Inc.,
                                            a Delaware corporation,
                                            General Partner


                                       By:  /s/  LAWRENCE M. OSTOW
                                            ---------------------------------
                                            Lawrence M. Ostow
                                            Vice President

                                       TENANT:

                                       ObjectSpace, Inc.



                                       By:  /s/  JOHN W. PRITCHETT
                                            ---------------------------------
                                            Name:   John W. Pritchett
                                                 ----------------------------
                                            Title:   Chief Financial Officer
                                                  ---------------------------


                                   -Page 25-

                                                                    EXHIBIT 10.6


                                    EXHIBIT "A"

                             PROPERTY DESCRIPTION

Being a 1.753 acre tract of land out of the Josiah Pancoast Survey, Abstract No. 11466, and the G.W. Fisher Survey, Abstract No. 482, Dallas County, Texas and being out of Quorum, a 71.90 acre addition to the City of Addison as recorded in Volume 79100, Page 1895, Plat Records, Dallas County, Texas, and being a portion of the property conveyed by Daon-Texas to Quorum Investors, #2, Ltd., by deed filed July 22, 1980, in Volume 80144, Page 764, Deed Records, Dallas County, Texas, said 1.753 acre tract being more particularly described as follows:

COMMENCING at a point, said point being the southeast comer of Block 1 of said Quorum Addition also being the intersection of the west right-of-way line of Dallas Parkway (200 foot R.O.W.) with the north right-of-way line of Quorum Drive (variable R.O.W.);

THENCE N 01 DEG. 39' 54" along said west right-of-way line of Dallas Parkway a distance of 501.93 feet to a point;

THENCE S 89 DEG. 46' 47" W a distance of 197.56 feet to the POINT OF BEGINNING for this tract;

THENCE South a distance of 145.82 feet to a point for comer;

THENCE West a distance of 178.00 feet to a point for comer;

THENCE South for a distance of 146.00 feet to a point for comer;

THENCE 79 DEG. 31' 38" W for a distance of 198.79 feet to an X cut in concrete for a comer being a point in the east line of said Quorum Drive and being a point of curvature of a curve to the right having a radius of 235.01 feet, a tangent of 37.82 feet and an internal angle of 18 DEG. 17' 06";

THENCE along said curve to the right and being the east right-of-way line of said Quorum Drive for an are distance of 75.00 feet to an iron rod and the point of tenancy of said curve;

THENCE N 14 DEG. 18' E along said cast side line of Quorum Drive for a distance of 260.49 feet to an iron rod for comer;

THENCE N 89 DEG. 46' 47" E a distance of 302.39 feet to the POINT OF
BEGINNING;

CONTAINING 76,349.98 net square feet or 1.753 acres of land.


                                   -Page 26-

                                                                    EXHIBIT 10.6


                                    EXHIBIT "B"

                          OUTLINE AND LOCATION OF PREMISES


                     (Plan showing Tenant's space at Suite 500
                    of approximately 18,251 rentable square feet)

                     (Plan showing Tenant's space at Suite 400
                    of approximately 7,009 rentable square feet)



                                   -Page 27-

                                                                    EXHIBIT 10.6



                                    EXHIBIT "C"

                           PAYMENT OF EXCESS BASIC COSTS

     The Base Rental payable hereunder shall be adjusted upward from time to time in accordance with the following provisions:

     1. Tenant's Base Rental is based, in part, upon an Expense Base (herein so called) equal to the actual per square foot operating expenses for the Building for calendar year 1997, grossed up to reflect ninety-five percent (95%) occupancy for the Building. Basic Costs will be calculated in years subsequent to 1997 in a manner consistent with industry standards with the gross-up consistently applied in all years so that increases in Basic Costs will result solely from increases and not from different methods of calculation unless a change in method of calculation is to more accurately meet industry standards. Tenant shall, during the Lease Term, pay as an adjustment to Base Rental hereunder an amount (per each square foot of Rentable Area within the Premises) equal to the excess ("Excess"), if any, from time to time of actual Basic Costs per square foot per year for the Rentable Area in the Building over the Expense Base. Prior to January 1 of each calendar year during Tenant's occupancy or as soon thereafter as practical, Landlord shall make a good faith estimate of the Excess for each upcoming calendar year and, upon prior written notice to Tenant, may require the monthly payment of Base Rental to be adjusted in accordance with such estimate. Landlord shall have the right from time to time during any such calendar year to revise the estimate of the Excess for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month shall be based upon such revised estimate. Any amounts paid based on any estimate shall be subject to adjustment pursuant to Paragraph 2 below when actual Basic Costs are available for such calendar year.

     2. As soon as is practical following the end of each calendar year during Tenant's occupancy Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs for the previous calendar year. If for any calendar year additional Base Rental collected for the prior year, as a result of Landlord's estimate of Basic Costs, is in excess of the additional Base Rental actually due during such prior year, then Landlord shall refund to Tenant any overpayment (or at Landlord's option, apply such amount against rentals due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year whether or not the Lease has terminated prior to receipt by Tenant of a statement for such underpayment.

     3. Tenant, at its expense, shall have the right no more frequently than once per calendar year, within 90 days after receipt by Tenant of each applicable annual reconciliation of Basic Costs, following thirty (30) days prior written notice to Landlord, to audit Landlord's books and records relating to Basic Costs at Landlord's office during Normal Business Hours.

     4. "Basic Costs" shall mean all direct and indirect costs and expenses incurred in each calendar year in connection with operating, maintaining, repairing, managing and owning the Building and the Property, including, without limitation, the following:

          (a) All labor costs for Landlord's employees performing services required or utilized in connection with the operation, repair and maintenance of and control of access to the Building and the Property, including but not limited to amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workmen's compensation insurance, disability benefits, pensions, hospitalization, and retirement plans and group insurance.


                                   -Page 28-

                                                                    EXHIBIT 10.6


          (b) All management fees, the cost of maintaining a management office at the Building, and all fees for legal and accounting services relating to the Building and the Property.

          (c) All rental and/or purchase costs of materials, supplies, hand tools and equipment used in the operation, repair, replacement and maintenance and the control of access to the Building and the Property.

          (d) All amounts charged to Landlord by contractors and/or suppliers for services, materials, equipment and supplies furnished in connection with the operation, repair, maintenance, replacement of and control of access to any part of the Building, the plazas, the garage, and the sidewalks adjoining the Building, if any, or the Property generally, and the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems of the Building and the garage.

          (e) All premiums paid by Landlord for fire and extended coverage insurance, earthquake and extended coverage insurance, liability and extended coverage insurance and other insurance customarily carried from time to time by lessors of comparable office buildings or required to be carried by Landlord.

          (f) Charges for all utilities including but not limited to water, sewer and electricity, but excluding those charges for which tenants are individually responsible.

          (g) Taxes, including (i) all real estate taxes and assessments on the Property, the Building or the Premises, and taxes and assessments levied in substitution or supplementation in whole or in part of such taxes, (ii) all personal property taxes for the Building's personal property, including license expenses, (iii) all taxes imposed on services of Landlord's agents and employees, and (iv) all other taxes, fees or assessments now or hereafter levied by any governmental authority on the Property, the Building or its contents or on the operation and use thereof (except as relate to specific tenants), but excluding income taxes.

          (h) All landscape expenses and costs of repairing, resurfacing and striping of the parking areas of the Property.

          (i) Cost of all maintenance service agreements for equipment, alarm service, window cleaning, drapery or venetian blind cleaning, janitorial services, pest control, uniform supply, landscaping, and parking equipment.

          (j) Cost of all other repairs, replacements and general maintenance of the Property and Building neither specified above nor directly billed to tenants.

          (k) Amortization on a straight-line basis of all capital improvements or repairs made to the Building or parking garage subsequent to the Commencement Date which are primarily for the purpose of reducing operating. expense costs or otherwise improving the operating efficiency of the Building or which are required to comply with any change in the laws, rules or regulations of any governmental authority or which will extend the life of the Building, the cost of such items to be amortized over their actual, estimated useful life, but for a period of at least five (5) years.


                                   -Page 29-

                                                                    EXHIBIT 10.6


          (l) Operating Costs of the Exterior Common Areas. "Exterior Common Areas" shall mean those areas of the Property which are not located within the Building and its immediate proximity and which are provided and maintained for the common use and benefit of Landlord and tenants of the Building generally and the employees, invitees and licensees of Landlord and such tenants, including, without limitation, sidewalks and landscapes.

Basic Costs shall not include (i) the cost of capital improvements (except as above set forth), (ii) depreciation, (iii) interest, (iv) lease commissions, (v) principal payments on mortgage and other non-operating debts of Landlord, (vi) costs of repairs, restoration, replacements or other work occasioned by the exercise by a governmental authority of the right of eminent domain; (vii) attorneys' fees, costs, disbursements and other expenses incurred in connection with negotiations or disputes with tenants, prospective tenants, management agents, purchasers or mortgagees of the Building; (viii) allowances, concessions and other costs and expenses incurred in completing, renovating or otherwise improving, decorating or redecorating space for tenants, or prospective tenants, or vacant, leasable space in the Building; (ix) any cost that should be capitalized in accordance with generally accepted accounting principals except non-structural capital improvements made to reduce operating expenses in an annual amortization over the actual useful life with a reasonable salvage value, not to exceed the actual cost savings, and non-structural capital improvements made by Landlord to comply with changes in laws after the date hereof, amortized on a straight line basis over the actual useful life; (x) rental payments made under any ground or underlying lease or leases; (xi) costs incurred in connection with the sale, financing, refinancing, mortgaging, selling or change of ownership of the Building; (xii) costs or expenses of utilities directly metered to tenants of the Building and payable separately by such tenants and costs of additional electrical equipment installed in premises of other tenants of the Building; (xiii) costs of repairs, restoration, replacements or other work occasioned by the gross negligence or intentional tort of Landlord, or any representative, employee, agent or affiliate of Landlord; (xiv) costs of repairing, replacing or otherwise correcting defects in construction of the Building, the Tenant Improvements, the leasehold improvements of other tenants of the Building, or in the Building equipment; (xv) costs or expenses relating to another tenant's space, which were incurred in rendering any service or benefit to such tenant that Landlord was not required, or were for a service in excess of the service that Landlord was required, to provide Tenant hereunder; and (xvi) costs of Landlord's general corporate overhead and general administrative expenses, organizational fees, and partnership expenses.

     5. Notwithstanding any language in the Lease seemingly to the contrary, if the Building is not fully occupied during any calendar year of the Lease Term, actual Basic Costs and the Excess for purposes of this Exhibit "C" shall be determined as if the Building had been ninety-five percent (95%) occupied during such year. This paragraph does not apply in any way to the ninety-five percent (95 %) provision in Paragraph I hereof.


                                   -Page 30-

                                                                    EXHIBIT 10.6


                                    EXHIBIT "D"

                               WORK LETTER AGREEMENT

     This Work Letter Agreement supplements and is hereby incorporated in that certain lease (hereinafter referred to as the "LEASE") dated and executed concurrently herewith by and between 14850 QUORUM ASSOCIATES, LTD. (hereinafter referred to as "LANDLORD") and OBJECTSPACE, INC., a Texas corporation (hereinafter referred to as "Tenant") with the terms defined in the Lease to have the same definition where used herein.

     1. The Premises are leased to Tenant in their "AS IS" condition and this Work Letter Agreement is intended to set forth the obligations of Landlord and Tenant with respect to the preparation of the Premises for Tenant's occupancy. All improvements described in this Work Letter Agreement to be constructed in and upon the Premises are hereinafter referred to as the "Tenant Improvements." It is agreed that construction of the Tenant Improvements will be completed in accordance with the procedures set forth in this Work Letter Agreement.

     2. Tenant shall devote such time in consultation with Landlord or Landlord's agent as may be required to provide all necessary information to Landlord or Landlord's agent as Landlord deems necessary in order to enable Landlord to complete, and obtain Tenant's written approval of, the final layout, drawings, and plans for the Premises. If Tenant fails to furnish any such information on or before June 13, 1997 or fails to approve layout, drawings or plans within five (5) Business Days after written request, Tenant agrees to pay on demand all costs and expenses and increased unit prices incurred by Landlord on account of Tenant's failure to furnish such information and approved drawings within such prescribed times and any scheduled dates for completion of the Tenant Improvements shall be extended day-for-day for the delay caused by Tenant. All of Tenant's plans and specifications shall be subject to Landlord's consent, the granting or denial of which shall be in Landlord's sole discretion.

     3. Space planning and construction drawings, and when deemed necessary by Landlord, engineering drawings, shall be prepared by Landlord's architect or designer. Landlord shall bear the cost of the initial space planning drawings, to include one revision, which shall be prepared by Landlord's architect or designer. Unless otherwise provided in EXHIBIT "D-2", Tenant shall pay for additional space planning services beyond those specified above, for Landlord's standard construction and engineering drawings covering Landlord's Building Standard materials as defined in EXHIBIT "D-1", and for any nonstandard construction and engineering drawings, or any additional costs for drawings occasioned by special installation other than Building Standard. Tenant may pay for services out of the Allowance, if any, provided in EXHIBIT "D-2". Tenant shall furthermore be responsible for the design, function and maintenance of all special improvements, whether installed by Landlord at Tenant's request or installed by Tenant with Landlord's prior written approval. Tenant shall use the Building Standard materials unless other materials are expressly approved in writing by Landlord.

     4. Prior to commencing any construction of Tenant Improvements, Landlord shall submit to Tenant a written estimate setting for the anticipated cost of the Tenant Improvements (excluding any costs which may be specified herein or in EXHIBIT "D-2" as being borne by Landlord), including but not limited to labor and materials, contractor's fees (whether paid to independent contractors or the five percent (5%) fee charged by Landlord for acting as a general contractor), permit fees, and space planning, construction, and engineering drawing costs which are the responsibility of Tenant. Within five (5) Business Days Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and desired changes to the proposed Tenant


                                  -Page 31-

                                                                    EXHIBIT 10.6


Improvements. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach acceptable plans and cost estimate; provided, however, if Tenant fails to give written approval of a cost estimate within ten (10) Business Days following delivery to Tenant of the original cost estimate, Tenant shall be chargeable with one day of Delay for each day thereafter until Tenant provides to Landlord in writing its approval of a cost estimate.

     5. In the event Landlord's estimate and/or the actual cost of construction shall exceed the Allowance, (as defined in EXHIBIT "D-2" attached hereto), if any (such amounts exceeding the Allowance being herein referred to as the "EXCESS COSTS"), Tenant shall pay to Landlord such Excess Costs as follows:

          (a) Tenant shall deliver to Landlord, with its approval of the Landlord's estimate, and in any event prior to commencement of construction, an amount equal to fifty percent (50%) of the Excess Costs as then estimated by Landlord.

          (b) After substantial completion of the Tenant Improvements, but prior to occupancy of the Premises by Tenant, Tenant shall pay to Landlord on demand an amount which when added to the initial payment described in subparagraph (a) above equals ninety percent (90%) of the Excess Costs as then estimated by Landlord.

          (c) As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay on demand to Landlord the entire balance of the Excess Costs based upon the actual cost of construction.

     The statements of costs submitted by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable hereunder constitute other rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

     6. If Tenant shall request any change, addition or alteration in the working drawings, after approval by Landlord and Tenant, Landlord shall have such working drawings prepared, and Tenant shall promptly reimburse Landlord for the cost thereof. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall, within three (3) Business Days, notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises, in which event Tenant shall be chargeable with a Delay in completion of the Premises resulting therefrom in accordance with Paragraph 3(a) of the Lease. In the event such revisions result in a higher estimate of the cost of construction, Tenant shall pay to Landlord an amount sufficient to provide Landlord with the above described fifty percent (50%) (or if applicable ninety percent (90%)) payment toward Excess Costs.

     7. Following approval of the plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Tenant Improvements to be constructed in accordance with the approved plans. Unless otherwise specifically provided in the approved plans, all material used in the construction of the Tenant's Improvements shall be of such quality as determined by the Landlord's architect or designer, but at least shall be of Building Standard quality. Landlord shall notify Tenant of substantial completion of the Tenant Improvements.

                                  -Page 32-

                                                                    EXHIBIT 10.6


     8. Any changes to Tenant's plans and specifications required by any governing Authority to conform to local, state or federal laws will be at the sole cost of Tenant, in addition to any other previously agreed upon improvement costs.

     9. Prior to the commencement of construction of the Tenant Improvements, Tenant shall provide Landlord the Improvement Letter of Credit.

     10. Tenant's Allowance (as defined in Exhibit D-2) also shall be applied to the costs of permits and fees paid to the City of Addison and a management fee of five percent (5%) of the total amount of the Tenant Improvements to compensate Landlord's agent for managing the construction of the Tenant Improvements and assisting in getting appropriate permits.

     11. Any other language in this Exhibit D notwithstanding, the Tenant Improvements shall be constructed by one of the twenty general contractors previously approved by Landlord or by one general contractor of Tenant's choice, provided that this latter contractor meets the insurance and reference requirements of Landlord. A minimum of three bids to construct the Tenant Improvements will be received. Tenant shall have the right to review the bids and be involved with Landlord in the selection of the general contractor to perform the work.

     12. Tenant shall have the option to utilize any items currently in place in the Premises.

     13. In the event The Staubach Company acts as a project manager on behalf of Tenant, any cost of that service may be paid from the Allowance or may be paid by Tenant directly.

                                     -Page 33-

                                                                    EXHIBIT 10.6


                                   EXHIBIT "D-1"

     13. The BUILDING STANDARD (herein so called) materials are the following, which will be new or in a condition approved by Tenant:

          A.   FLOORING:                Grade and quality of carpeting to be
                                        selected by Landlord, with color to be
                                        selected by Tenant from those offered by
                                        Landlord.

          B.   WINDOW COVERING:         Miniblinds or drapes in Landlord's
                                        uniform color.

          C.   CEILING:                 Acoustical tiles - Grid system.

          D.   PARTITIONS:              Sheetrock partitions with tape, bed,
                                        texture and paint finish, and/or vinyl
                                        pre-clad sheetrock.

          E.   DOORS:                   Solid core door with metal frame and
                                        hardware.

          F.   ELECTRICAL POWER:        Standard 110 volt duplex wall-outlets:
                                        mounted convenience outlets.

          G.   LIGHT SWITCHES:          Single pole light switches.

          H.   TELEPHONE FACILITIES:    Standard unwired telephone outlets (ring
                                        and string) mounted on partitions.
                                        Tenant must make timely arrangements for
                                        telephone installation and is
                                        responsible for all charges related to
                                        such installation.

          I.   LIGHT FIXTURES:          Recessed fluorescent lighting fixtures.

                                    -Page 34-

                                                                    EXHIBIT 10.6


                                 EXHIBIT "D-2"

Landlord agrees to provide Tenant an allowance (the "ALLOWANCE") of $9.00 per square foot of Rentable Area in the Premises (which for purposes hereof is agreed to be 25,260 square feet), being the total sum of $227,340.00 toward the cost of the Tenant Improvements. Tenant shall not be entitled to any credit for any amount not applied to the cost of the Tenant Improvements. In the event the Allowance shall not be sufficient to complete the improvements contemplated by the approved plans, Tenant shall pay the Excess Costs as prescribed in EXHIBIT "D".

Tenant shall be able to receive a portion of the Allowance to reimburse Tenant for Tenant's cost of telephone and data cabling, moving into the Premises and space planning and construction document preparation. Landlord shall pay Tenant the amount allocated to those expenses within 30 days after receipt by Landlord of Tenant's paid invoices therefor.

As part of the initial Tenant Improvements only, Tenant shall be allowed to amortize over the Lease Term at 12% per annum, an ADDITIONAL allowance for Tenant Improvements of $5.00 per square foot of Rentable Area, being the total sum of $126,300.00, provided that Landlord approves Tenant's financial statements before the beginning of any Tenant Improvements to which this additional allowance shall be applied. The amortized payments of this additional sum shall be part of the Base Rental due under the Lease, except in the last year of the Lease Term, during which year Tenant shall continue to make payments of the amortized amount, any other provision of the Lease notwithstanding.

                                     -Page 35-

                                                                    EXHIBIT 10.6


                                  EXHIBIT "E"

                                    PARKING

     Landlord shall make available to Tenant during of the term of this Lease the use of 76 of the Building's parking spaces (the "SPACES") in the Building parking garage (the "PARKING GARAGE") on an unreserved basis. The number of Spaces may be reduced if city ordinances or other laws require the reduction. Tenant shall not use more Spaces than designated above without the prior written consent of Landlord. There shall be no charge to Tenant for use of the Spaces during the initial Lease Term. If this Lease is renewed or if the Premises are expanded, Tenant shall be charged for the then Spaces based on current market charges for such parking spaces.

     It is hereby agreed and understood that Landlord's sole obligation hereunder is to make the Spaces available to Tenant. Tenant's right to the use of such Spaces shall be subject to compliance with the rules and regulations promulgated from time to time by the manager of such Parking Garage, and shall be subject to termination for violation of any such rules or regulations upon notice from such manager. Landlord shall have no liability whatsoever for any property damage, loss or theft and/or personal injury which might occur as a result of or in connection with the use of the Spaces by Tenant, its employees, agents, servants, customers, invitees and licensees, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action which Landlord may incur in connection with or arising out of Tenant's use of the Spaces. The failure, for any reason, of Landlord to provide or make available the Spaces to Tenant or the inability of Tenant to utilize these Spaces shall under no circumstances be deemed a default by Landlord pursuant to the terms of the Lease or give rise to any claim or cause of action by Tenant against Landlord, the same being hereby expressly waived by Tenant.

                                     -Page 36-

                                                                    EXHIBIT 10.6


                                    EXHIBIT "F"

                         CERTIFICATE OF INSURANCE FOR TENANT








                                   [CERTIFICATE]

                                                                    EXHIBIT 10.6


                                    EXHIBIT "H"

                           BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply, where applicable, to all leased premises, the Building, the parking garage associated therewith, the land situated beneath the Building and the appurtenances thereto. Tenant will faithfully observe and comply with these Rules and Regulations attached to the Lease. Landlord will not be responsible to Tenant for the noncompliance with any of the Rules and Regulations by any other tenant or occupant of the Building.

     1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by any Tenant for any purpose other than ingress and egress to and from the leased premises and for going from one to another part of the Building. At no time shall Tenant, its agents or employees store any items in the Common Areas of the Building or elsewhere on the Property.

     2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a Tenant or such Tenant's agents, employees or invitees, shall be paid by such Tenant, and Landlord shall not in any case be responsible therefor.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of such Building except those of such color, size, style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by the Building maintenance personnel nor shall any part of the Building be defaced by Tenants. No curtains or other window treatments shall be placed between the glass and the Building standard window treatment.

     4. Landlord will provide and maintain an alphabetical directory board for all Tenants in the first floor (main lobby) of the Building and no other directory shall be permitted unless previously consented to by Landlord in writing.

     5. Landlord shall provide all locks for doors in each Tenant's leased premises, at the cost of such Tenant, and no Tenant shall place any additional lock or locks on any door in its leased area without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in each Tenant's leased premises shall be furnished by Landlord to each Tenant, at the cost of such Tenant (which cost shall be Landlord's cost plus a fifteen percent (15%) administrative fee), and the Tenant shall not have any duplicate keys made.

     6. All Tenants will refer all contractors, contractors representatives and installation technicians to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision shall apply to all work performed in the Building including, but not limited to installations of telephones, telegraph equipment, electrical devices and attachments, doors, entranceways, and any and all installations of every nature affecting floors, walls, woodwork, trim windows, ceilings, equipment and any other physical portion of the Building.

     7. Movement in or out of the Building of furniture, office equipment, safes, heavy equipment, bulky material, merchandise or materials which require the use of elevators or stairways, or movements through the Building entrances or lobby shall be restricted to such hours as Landlord shall



                                   -Page 38-

                                                                    EXHIBIT 10.6


designate. All such movement shall be under the supervision of Landlord and shall proceed in a manner agreed upon between the Tenants and Landlord by prearrangement before performance so as to arrive at the optimum time, method and routing of such movement; subject, however, to Landlord's decision and control, to prohibit any such article from being brought into the Building for safety or other concerns. The Tenants are to assume all risks as to the damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for a Tenant from the time of entering the property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from, any act in connection with such service performed for a Tenant.

     8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items which shall in all cases, to distribute weight, stand on supporting devices approved by Landlord. All damages done to the Building by the installation or removal of any property of a Tenant, or done by a Tenant'' property while in the Building, shall be repaired at the expense of such Tenant.

     9.   Corridor doors, when not in use, shall be kept closed.

     10. Each Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways.

     11. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons appointed or approved by Landlord in writing.

     12. Should a Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission.

     13. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other Tenants or persons having business with them. No food shall be prepared in or distributed from the Premises without prior written approval of the manager of the Building.

     14. No birds or animals shall be brought into or kept in, on or about any Tenant's leased premises.

     15. No inflammable or explosive fluid or substance shall be used or kept in the Building.

     16. No portion of any Tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters; nor shall they be used for immoral or illegal purposes, including but not limited to, the manufacture or sale of liquor, narcotics or other drugs in any form.

     17. Tenant shall not cause, maintain or permit any outside storage on or about the Premises or Property.


                                   -Page 39-

                                                                    EXHIBIT 10.6


     18. Electrical space heaters and fans are not allowed in the Building. Tenant shall comply with all emergency and safety procedures established by Landlord, the Addison Fire Department, and/or any other governmental agency having jurisdiction over the Building including, without limitation, participation in periodic drills, familiarization with emergency procedures and the designation of individuals who shall be responsible for the implementation of emergency action. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

     19.  Tenant shall place solid pads under all rolling chairs.

     20. Tenant agrees to cooperate and assist Landlord in the prevention of canvassing, soliciting, and peddling within the Building. Said activities are prohibited in the Building and on the Property at all times.

     21. Tenant shall, before leaving the Premises unattended, close and lock outside doors, turn off lights, coffee pots, and other office equipment. Damage resulting from failure to do so shall be the sole responsibility of and shall be paid for by Tenant. Landlord will not be responsible for lost or stolen property, equipment, money or any article taken from the Premises, regardless of how or when loss occurs.

     22. Landlord reserves the right to rescind any of the rules and regulations and to make such other and further rules and regulations as in its judgement shall from time to time be needful for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the Tenants and their agents, employees, licensees and invitees, which rules and regulations, when made and written notice thereof is given to a Tenant, shall be binding upon it in like manner as if originally herein prescribed.


                                   -Page 40-

                                                                    EXHIBIT 10.6


                                     EXHIBIT "I"

                                    RENEWAL OPTION

     Provided that no event of default has ever occurred under any term or provision contained in this Lease and no condition exists which with the passage of time or the giving of notice or both would constitute an event of default pursuant to this Lease and provided that Tenant has continuously occupied the Premises for the Permitted Use during the Lease Term, Tenant (but not any assignee or subtenant) shall have the right and option (the "RENEWAL OPTION") to renew this Lease, by written notice delivered to Landlord no later than nine (9) months prior to the expiration of the initial Lease Term, for an additional term (the "RENEWAL TERM") of sixty (60) months under the same terms, conditions and covenants contained in the Lease, except that (a) no abatements or other concessions, if any, applicable to the initial Lease Term shall apply to the Renewal Term; (b) the Base Rental shall be equal to the market rate for comparable office space located in the Building as of the end of the initial Lease Term as determined by Landlord giving consideration to market allowances and concessions for renewal tenants; (c) a new base year for the "EXPENSE BASE" referenced in the Lease shall be established; (d) Tenant shall have no option to renew this Lease beyond the expiration of the Renewal Term; and (e) all leasehold improvements within the Premises shall be provided in their then existing condition (on an "as is" basis) at the time the Renewal Term commences. Failure by Tenant to notify Landlord in writing of Tenant's election to exercise the Renewal Option herein granted within the time limits set forth for such exercise shall constitute a waiver of such Renewal Option. In the event Tenant elects to exercise the Renewal Option as set forth above, Landlord shall, within thirty (30) days thereafter, notify Tenant in writing of the proposed rental for the Renewal Term (the "PROPOSED RENEWAL RENTAL"). Tenant shall within thirty (N) days following delivery of the Proposed Renewal Rental by Landlord notify Landlord in writing of the acceptance or rejection of the Proposed Renewal Rental. If Tenant accepts Landlord's proposal, then the Proposed Renewal Rental shall be the rental rate in effect during the Renewal Term. Failure of Tenant to respond in writing during the aforementioned thirty (30) day period shall be deemed an acceptance by Tenant of the Proposed Renewal Rental. Should Tenant reject Landlord's Proposed Renewal Rental during such thirty (30) day period, then Landlord and Tenant shall negotiate during the thirty (30) day period commencing upon Tenant's rejection of Landlord's Proposed Renewal Rental to determine the rental for the Renewal Term. In the event Landlord and Tenant are unable to agree to a rental for the Renewal Term during said thirty (30) day period, then the Renewal Option shall terminate and be null and void and the Lease shall, pursuant to its terms and provisions, terminate at the end of the original Lease Term.

     Upon exercise of the Renewal Option by Tenant and subject to the conditions set forth hereinabove, the Lease shall be extended for the period of such Renewal Term without the necessity of the execution of any further instrument or document, although if requested by either party, Landlord and Tenant shall enter into a written agreement modifying and supplementing the Lease in accordance with the provisions hereof. Any termination of the Lease during the initial Lease Term shall terminate all renewal rights hereunder. The renewal rights of Tenant hereunder shall not be severable from the Lease, nor may such rights be assigned or otherwise conveyed in connection with any permitted assignment of the Lease. Landlord's consent to any assignment of the Lease shall not be construed as allowing an assignment of such rights to any assignee.


                                   -Page 41-

                                                                    EXHIBIT 10.6


                                      ADDENDUM

This Addendum is to be attached to and made a part of that certain office Lease (the "LEASE") dated May 30, 1997, between 14850 Quorum Associates, Ltd. ("LANDLORD") and ObjectSpace, Inc. ("TENANT"). All capitalized items used but not expressly defined in this Addendum shall have the meanings assigned to them in the body of the Lease. The provisions of this Addendum shall control if in conflict with any of the foregoing provisions of the Lease.

1. AREA DETERMINATIONS. The useable and rentable area of the Premises and the Building and Tenant's Pro Rata Share shall be determined in accordance with BOMA. Tenant shall have the right from time to time to independently confirm the rentable and useable area square footage calculations at its own expense. As Tenant is given this latter right prior to execution of the Lease, Tenant shall have no claims against Landlord whatsoever regarding the accuracy of the rentable and usable areas of the Premises and the Building. (See Lease, Section 1[h]).

2. CONSTRUCTION DELAY. No Delay shall result from contractor's delay or from acts beyond the reasonable control of Tenant. Tenant's changes in plans and specifications shall be deemed to cause a Delay only if Delay actually results. (See Lease, Section 3[a]).

3. SUBSTANTIAL COMPLETION. The substantial completion of the Premises shall not occur until a certificate of occupancy has been issued for all of the Premises, the punch list consists of matters that can be completed in 30 days or less and do not interfere with Tenant's use and occupancy of the Premises, and Tenant, acting reasonably, can make full use of the Premises for the purposes intended. (See Lease, Section 3[a]).

4. TERMINATION. If the Commencement Date does not occur by September 1, 1997 for reasons other than Delay, Tenant shall have the right to terminate this Lease. (See Lease, Section 1[e]).

5. PERMITTED USE. Tenant's permitted use shall include non-commercial kitchen and eating facilities, computer and telecommunications facilities, data processing and transmission, including rooftop satellite communications, accounting facilities, conference and meeting facilities, copying facilities, and other uses typically made (and to be hereafter made) by other office tenants in the Dallas/Ft. Worth metropolitan area. Tenant shall be permitted to have vending machines. Tenant's intended use of the Premises shall not increase applicable insurance premiums. (See Lease, Section 4).

6. SECURITY SERVICES. Tenant shall be provided access to the Premises twenty-four hours a day, seven days a week. Tenant also shall have the right, at its sole cost and expense, to install and operate such additional access control systems as it shall determine for the purpose of limiting access to or within the Premises as long as Landlord is given access to those control systems twenty-four hours a day, seven days a week. (See Lease, Section 7[g]).

7. SIGNAGE. Tenant shall be entitled to directory listings in the elevator lobby and signage on the floor on which the Premises are located, at Tenant's expense, but the cost of such signage may be deducted from the Allowance (as defined in Exhibit D-2). Tenant shall have the exclusive right to exterior signage at top of Building and non-exclusive right to Signage on Building monument signs. Signage on multi-tenant floor shall be Building Standard graphics. Signage on single tenant floor and exterior of Building need not be Building Standard but must be approved by Landlord, which approval shall not be unreasonably withheld. (See Lease, Section 9).


                                   -Page 42-

                                                                    EXHIBIT 10.6


8. LANDLORD'S MAINTENANCE. With the exception of maintenance required of Tenant elsewhere in the Lease, Landlord shall maintain the Building, all structural components thereof, all base building improvements, all mechanical, electrical, and plumbing facilities, all utilities, all parking areas, and all common areas in a good, workmanlike condition comparable to other buildings of similar quality in the Dallas, Texas metropolitan area. (See Lease, Section 7).

9. ELECTRICAL CAPACITY. Electrical capacity shall be available to the Premises without additional charge to Tenant sufficient for (a) low voltage capacity (120/208 volts) for up to 5 watts per square foot of rentable area to operate machines of low voltage electrical consumption, such as typewriters, calculators, photocopiers, telecommunication equipment, desktop and stand alone and network computers and word processors, and (b) high voltage capacity (277/480 volts) for up to 2 watts per square foot of rentable area to operate fluorescent lighting and equipment of high voltage electrical consumption. Tenant shall have the right to submeter electrical usage in which event Basic Costs shall exclude electrical source and Tenant shall pay the cost of electrical service reflected by the submeter. (See Lease, Section 7[d]).

10. ASSIGNMENT AND SUBLETTING. The language of Section 13(c) of the Lease notwithstanding, in the event, of a sublease or assignment of the Lease which generates rental payments greater than Tenant's then existing total monthly monetary obligations to Landlord, Tenant shall pay to Landlord the excess consideration received by Tenant after Tenant has deducted its reasonable costs incurred in securing a permitted subtenant or assignee, which costs may include marketing, legal, brokerage, and improvements required to secure subtenant or assignee, together with the cost of any Tenant Improvements that may have been paid for directly by Tenant, provided Tenant provides Landlord reasonable proof of the cost of the sums deducted prior to payment of the excess amount to Landlord. Tenant shall provide Landlord the accountings for Tenant's referenced costs and the payments of excess rent within 15 days after Tenant receives each rental payment from the assignee or subtenant. (See Lease, Section 13[c]).

1l. LANDLORD'S ACTS. Tenant shall not be obligated to indemnify Landlord against, and Tenant does not waive any claims arising out of, Landlord's gross negligence or willful misconduct. Landlord will indemnify and hold Tenant harmless from and against any claims, losses, demands, liabilities, damages, and expenses (including legal fees) caused solely by the gross negligence or willful misconduct of Landlord, its agents, servants, and employees. (See Lease, Section
17).

12. NON-DISTURBANCE. If this Lease shall become subordinate to any mortgage, ground lease, or master lease, Landlord shall use reasonable efforts to obtain a non-disturbance agreement regarding Tenant. (See Lease, Section 29).

13. ROOF ACCESS. Tenant shall be provided access to the roof of the Building to install a satellite dish and communications equipment as set forth in the Roof License Agreement which is attached as part of this Lease.


                                   -Page 43-

                                                                    EXHIBIT 10.6


                                ROOF LICENSE AGREEMENT

THIS ROOF LICENSE AGREEMENT made as of this 30th day of May, 1997, between 14850 Quorum Associates, Ltd. ("LICENSOR") and Objectspace, Inc., a Texas Corporation ("LICENSEE"), having an address at 14850 Quorum Drive, Suites 400 and 500, Dallas, Texas 75240.

                                      WITNESSETH

Licensor or its predecessor in interest, and Licensee or its predecessor in interest, have heretofore entered into that certain lease dated May 30, 1997, for the premises described as Suite Nos. 400 and 500, initially containing approximately 25, 260 rentable square feet (the "LEASE") in the property ("PROPERTY") known as Quorum II, located at 14850 Quorum Drive, Dallas, Dallas
County, Texas, 75240 which lease has been amended by instruments dated:   None

     A. BASIC TERMS. The following terms shall have the following meanings throughout this Agreement.

     1.   PROPERTY NAME:      Quorum II

     2.   PROPERTY ADDRESS:   14850 Quorum Drive, Dallas, Texas  75240

     3.   PREMISES:           The space at the Property comprising a portion of
     the roof area of the Property shown on the drawing attached hereto as EXHIBIT A ("PREMISES") and which Licensor reserves the right to reasonably revise or relocate at any time.

     4.   TERM:               Commencing on July 1, 1997 and ending on March 31,
     2003, subject to amendment, or earlier termination by agreement of the parties.

     5. TYPE OF ACTIVITY AND PURPOSE. Location for Licensee's satellite dish or communication equipment which shall be installed in a location designated by Licensor and the cable from such dish or communications equipment shall enter the building at the point designated by Licensor.

     B. LICENSE. Licensor hereby licenses to Licensee, on a non-exclusive basis, the use of the Premises for the Term set forth above, unless terminated sooner in accordance herewith, subject to the terms and conditions hereof.

     C. TERMS AND CONDITIONS. In consideration of the license granted to Licensee herein, Licensee agrees to the following:

          1. PURPOSE. Licensee shall use the Premises only for the Type of Activity and Purpose set forth above and for no other purpose.

          2. INSURANCE. Licensee shall ensure that the insurance provisions of the above described Lease, by and between 14850 Quorum Associates, Ltd. ("LANDLORD") and ObjectSpace, Inc., a Texas Corporation ("TENANT"), are extended tot he premises described in this license Agreement.

          3. WAIVER OF CLAIMS AND INDEMNITY. To the extent not prohibited by law, Licensee shall indemnify, defend and save harmless Licensor and its partners,


                                   -Page 44-

                                                                    EXHIBIT 10.6


               beneficiaries, trustees, officers, directors, employees and agents, from and against any and all liability, claims, damages, costs and expenses, including without limitation, attorney's fees, resulting from or in connection with Licensee's use and occupancy of the Roof Premises unless caused by the gross negligence or willful misconduct of Licensor or Licensor's agent. To the extent not prohibited by law, Licensee waives all claims against Licensor and its partners, beneficiaries, trustees, officers, directors, employees and agents for injury to persons, damage to property or to any other interests of Licensee sustained by Licensee or any person claiming through Licensee resulting from any occurrence in or upon the Premises or the Property. Without limitation, all of Licensee's personal property which may at any time be at the Premises shall be at Licensee's sole risk unless damage to said personal property of Licensee is caused by the gross negligence or willful misconduct of Licensor or its agents.

          4. COSTS OF LITIGATION. If Licensor or its agents shall without fault on their part be made a party to any litigation rising out of any act or omission of Licensee, Licensee shall pay all cost and expenses, including attorney's fees, incurred by said parties on account of said litigation. In the event of any litigation between parties of this Agreement, the prevailing party shall be entitled to recover from the unsuccessful party its reasonable attorney's fees and costs as part of the judgment.

          5. RELOCATION, POSTPONEMENT AND EARLY TERMINATION. The location of the satellite dish or communications equipment on the Premises shall be shown on the plans submitted to Licensor for its approval. In the event that Licensee desires to move the satellite dish or communications equipment to a different place on the Premises, then new plans showing such new locations must be submitted to Licensor for its approval. Licensee must give Licensor at least ten (10) days notice of relocation. All costs of such relocation shall be borne by Licensee. Licensor may terminate the License granted herein upon a violation by Licensee of any provision hereof or of the Lease after the notice and cure period provided in the Lease.

          6. REMOVAL OF PROPERTY; HOLDING OVER. Prior to the end of the Term of this license, Licensee shall remove all of its satellite dish and communications equipment from the Premises and shall leave the Premises in a clean condition and in as good or better condition as when Licensee took possession of the Premises, making any necessary repairs to the roof or the building. For each day or part of a day after the end of the Term that Licensee shall have failed to do the foregoing, Licensee shall pay the Licensor Two Hundred Dollars ($200.00). If Licensee fails to remove its satellite dish and communications equipment by the end of the Term, Licensor may take possession of said satellite dish and communications equipment and dispose of said satellite dish and communications equipment in such lawful manner as it shall determine.

          7. ASSIGNMENT. This Agreement is personal to Licensee. Licensee shall not assign, sublicense or in any other manner transfer or encumber this Agreement or Licensee's rights hereunder, by operation of law or otherwise, except under the


                                   -Page 45-

                                                                    EXHIBIT 10.6


               same terms and conditions as Tenant may transfer all the Premises under the Lease.

          8. INSPECTION. Licensor reserves the right to inspect the Premises at any time, and to enter the same for any other reasonable cause, including without limitation, the making of repairs to the Building or grounds.

          9. OPERATION. Licensee shall operate, maintain and repair the Premises, and any communications equipment affixed thereto, for the activity and purpose described above during normal business hours, unless Licensor shall agree otherwise in writing. If Licensee shall fail to so operate, Landlord may declare Tenant in default under the Lease after complying with the notice provisions of Section 23 (a)(ii) of the Lease (without limiting Licensor's remedies for other breaches of this Agreement).

          10.  RULES.   Licensee shall comply with each of the Rules set forth
               on Exhibit "D" of the Lease which are incorporated herein by reference and made a part hereof for all purposes. Licensee shall also comply with any additional Rules or modifications of the Rules that Licensor reasonably may promulgate and notify Licensee after the date hereof.

          11. COMPLIANCE WITH LAWS. Licensee shall at Licensee's sole cost and expense install, operate, maintain and remove the satellite dish and communications equipment in accordance with all governmental laws, rules, regulations, codes and ordinances and shall obtain all FCC, FAA and other governmental licenses, permits and approvals required to install, operate, maintain and remove the satellite dish and communications equipment.


                                   -Page 46-

                                                                    EXHIBIT 10.6


     IN WITNESS WHEREOF, the parties have executed this Roof License Agreement as of the day and year first above written.

                              LICENSOR:

                              14850 Quorum Associates, Ltd., a Texas Limited Partnership

                              By:    Commercial Properties 3, L.P.
                                     a Virginia limited partnership, General
                                     Partner

                              By:    Real Estate Services VII, Inc.,
                                     a Delaware corporation, General Partner

                              By:    /s/ LAWRENCE M. OSTOW
                                     -----------------------------------------
                                     Lawrence M. Ostow
                                     Vice President



                              LICENSEE:

                              ObjectSpace, Inc., a Texas Corporation

                              By:    /s/ JOHN W. PRITCHETT
                                     -----------------------------------------
                              Name:  John W. Pritchett
                                     -----------------------------------------
                              Title: Chief Financial Officer
                                     -----------------------------------------


                                   -Page 47-